               June 30, 2000

Semi-Annual Report oo






                                     Assets Allocation Fund
                                            Bond Index Fund
                                          Money Market Fund
                                         S&P 500 Stock Fund











                               Advised by Barclays Global Fund Advisors
                               Sponsored and distributed by Stephens Inc., Member NYSE/SIPC








                       Barclays Global Investors Funds, Inc.

TABLE OF CONTENTS

To Our Shareholders.....................................................    1
Market Overview.........................................................    2
Managers' Discussion and Analysis.......................................    3

BARCLAYS GLOBAL INVESTORS FUNDS, INC.

   Statements of Assets and Liabilities.................................    7
   Statements of Operations.............................................    7
   Statements of Changes in Net Assets..................................    8
   Financial Highlights.................................................   10
   Notes to the Financial Statements....................................   12

MASTER INVESTMENT PORTFOLIO -- SCHEDULES OF INVESTMENTS

   Asset Allocation Master Portfolio....................................   14
   Bond Index Master Portfolio..........................................   21
   Money Market Master Portfolio........................................   26
   S&P 500 Index Master Portfolio.......................................   28

MASTER INVESTMENT PORTFOLIO

   Statements of Assets and Liabilities.................................   35
   Statements of Operations.............................................   35
   Statements of Changes in Net Assets..................................   36
   Notes to the Financial Statements....................................   37

To Our Shareholders

     The first half of the fiscal year, which ended June 30, 2000, can be described as a period of significant volatility and opportunity. Highlights from the year to date include:

     . On February 1, the economic boom became the longest in history, with 107 months of continuous expansion.

     . The Dow Jones Industrial Average (DJIA) achieved its biggest point increase ever on March 16, rising 499.19 points. On April 14, the DJIA experienced its biggest point drop ever, falling 617.78 points.

     . The Federal Reserve Board raised short-term interest rates three times during the first half of the year. At 6.5%, the federal funds rate now stands at its highest level since January 1991.

     As you read through this report and review the performance of the funds in your portfolio, we urge you to maintain a long-term perspective when making investment decisions. While one fund's recent performance may be better than another's, it is important to remember that past performance is no guarantee of future returns. Even as market conditions change, you should maintain your investment strategy as long as it remains appropriate for your short- or long-term objectives. One trait many successful investors share is the ability to stay focused on their personal financial goals while ignoring temporary market swings.

     The Barclays Global Investors Funds offer a simple, cost-effective way for you to invest in your future. We trust that the Funds are fulfilling your expectations and will continue to do so. We appreciate your confidence and look forward to continuing to help you meet your investment goals.

Barclays Global Investors Family of Funds                              June 2000

Barclays Global Investors Funds Market Overview
Six-month period ending June 30, 2000

U.S. Equity Markets

     Inflation fears and rising interest rates created turmoil in the equity markets throughout the first half of 2000. Markets endured significant volatility, with the Nasdaq logging both its largest intra-day price movement and its largest single-day loss during the month of April.

     In January, higher-than-expected fourth quarter GDP figures pointed to an overheated economy. In response, the S&P 500 lost 5.02% for the month of January, and the Dow Jones Industrial Average (DJIA) posted its worst monthly performance since January 1990. The Federal Reserve Board raised interest rates twice during the first quarter, on February 2 and again on March 21. Both rate hikes were met with market rallies, as the moves were seen as preemptive measures to keep the possibility of inflation in check. However, concerns about higher interest rates and uncertainty about the growth of the economy began to lead investors away from "new economy" stocks to more value-oriented "old economy" stocks. The S&P 500 returned 2.29% for the first quarter. The technology-heavy Nasdaq climbed 12.37% for the quarter, and the Wilshire 4500 gained 10.15%.

     The second quarter saw even greater volatility than the first. On April 3, a court ruled against Microsoft in an antitrust lawsuit filed by the government and Microsoft fell 14.47% for the day, triggering a sell-off among technology stocks. The Nasdaq plummeted 7.64% for the day. The sell-off spread to other sectors on April 14 on news of a 0.7% increase in the Consumer Price Index, which marked the largest jump in more than five years. The Nasdaq tumbled 9.67%, marking its second-largest percentage decline ever. The DJIA fell 5.66%, and the S&P 500 lost 5.83%. The move toward "old economy" stocks continued through May, and the Nasdaq suffered while "value" sectors such as financials and utilities performed well. A widely-anticipated 0.50% increase in interest rates by the Federal Reserve on May 16 spurred further market declines: On May 23, the Nasdaq reached its year low of 3164.55, representing a 37.32% drop from its historic high on March 10. In June, economic reports pointed toward a slowing economy, and the Federal Reserve left rates unchanged. The Nasdaq responded to the benign interest-rate environment by rebounding sharply, recovering 16.62% for the month.

U.S. Fixed-Income Markets

     On the heels of its worst annual performance in 20 years, the bond market staged an impressive comeback for the first half of 2000. Inflationary fears in the second quarter caused bonds to stumble, only to resume their ascent in June. The combination of lower yields on long-term bonds and further increases in short-term rates by the Federal Reserve created an inverted yield curve, a phenomenon not seen since 1990.

     Suggestions of a rapidly growing economy continued in the first quarter of 2000. In addition to a high annualized GDP growth rate for the fourth quarter of 1999, unemployment figures came in at 4%, the lowest levels in 30 years. In an effort to curb inflation potential, the Federal Reserve Board raised both the discount rate and the federal funds rate 0.25% on February 2. On March 21, the Federal Reserve Board raised both rates an additional 0.25%. The bond markets rallied in response to the moves. After the March 21 rate increase, the 30-year Treasury yield dipped to 5.97%.

     Although the Federal Reserve Board raised long-term rates twice in the first quarter, it was the Treasury that had the biggest impact on the bond market. In January, the Treasury announced that it would buy back long-term Treasury bonds in an effort to reduce outstanding government debt. This announcement was followed by a February announcement that the Treasury would curtail further auctions. In response to the impending reduced supply of long-term U.S. Treasury bonds, long-term yields plunged, and bonds returned 7.7% in the first quarter.

     Continued strong economic indicators in April and May plagued the bond market. Specifically, the Employment Index, released on April 27, demonstrated a first quarter rise of 1.4%, well above the anticipated 1.0%. On May 16, the Federal Reserve Board raised the federal funds rate target by 0.50%. This increase was the sixth in a year, bringing the federal funds rate to 6.5% and the discount rate to 6.0%. Near month end, economic figures suggested that the economy might be approaching the Fed's desired "soft landing". June saw more signs of a slowing economy, and bond markets rallied, erasing the losses of the previous two months.

Asset Allocation Fund

PERFORMANCE AS OF 6/30/00                                         Average Annual
                                                                    Total Return
--------------------------------------------------------------------------------
                                             Year to Date                  4.05%
                               One Year (6/30/99-6/30/00)                  7.51%
                                                Five Year                 16.59%
                    Since Inception Date (7/2/93-6/30/00)                 14.62%


Average annual total return represents the Asset Allocation Fund's average annual increase in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. The Fund's past performance is no guarantee of future results. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed.

The Asset Allocation Fund can invest in stocks, bonds and cash. The model used to manage the Fund's assets continually monitors expected levels of risk and return to determine the best mix of investments among the different asset classes.

The Asset Allocation Fund's benchmark is composed of a mix of 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers 20+ Treasury Bond Index. At January 1, the Fund had a neutral position relative to its benchmark, with 60% of the Fund's portfolio invested in large-cap stocks and 40% in long-term government bonds. The Fund made three rebalancings during the six-month period, finishing the period at a mix of 65/35/00 (stocks/bonds/cash). For the period ended June 30, 2000, the Fund returned 4.05%, compared to the benchmark's return of 3.77%.

Rebalancings of asset classes during the first half of 2000 coincided well with market events. In response to the strong surge in equities at the end of 1999, the Asset Allocation Fund was rebalanced in January, resulting in a mixture of 55% in equities and 45% in bonds. Fund performance benefited from this allocation over the next several weeks, as declining stock prices and a strong bond market helped the Fund outperform its benchmark. As bond yields continued to decline into late February, a second rebalancing was made, restoring the Fund to its benchmark allocation of 60/40/0 (stocks/bonds/cash). This reallocation allowed the Fund to participate in the subsequent strength in equities in March. As bond yields neared their lowest point for the year in mid-April, a final rebalancing was made, resulting in a 5% underweighted position in bonds. March inflation figures were released shortly after the rebalancing, sending bond prices down.

Equity markets stumbled for the first two months of the year on the news of strong economic indicators. March witnessed an interesting reversal of past trends; as investors' fears of higher interest rates led them on a retreat from growth stocks to the perceived security of value-oriented companies, "old economy" stocks rallied at the expense of "new economy" stocks. The S&P 500 rallied, finishing the quarter in positive territory with a return of 2.29%. This flight to safety continued through May, with equity markets suffering losses amid extreme volatility. In June, more encouraging economic news and a corresponding decision by the Federal Reserve Bank to leave rates unchanged renewed investor interest, and resumed the trend toward investing in "new economy" stocks.

Coming off its worst one-year performance in history in 1999, the bond market rebounded sharply in the first quarter of 2000, returning 9.3%. The U.S. Treasury's announcement in mid-January that it would begin buying back long-term Treasury bonds in order to reduce outstanding government debt, followed by an announcement in February that future auctions would be curtailed, sent long-term bond yields sharply lower for most of the first quarter. As with the equity markets, uncertainty about inflation and the growth rate of the U.S. economy drove bond markets lower in April and May. The first quarter's supply-driven rally in long-term bonds could not be sustained: the Lehman 20+ Treasury Bond Index lost 1.00% in April, and dropped an additional 0.50% in May. However, when both the Producer Price Index and the Consumer Price Index figures released in June came in below expectations, the Index recovered, rising 2.17%.

As we move ahead, we will continue to strive to add value for shareholders by attempting to achieve the optimal mix of equities and fixed-income securities in the Fund.

The Asset Allocation Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

Bond Index Fund

                                                                  Average Annual
PERFORMANCE AS OF 6/30/00                                           Total Return
--------------------------------------------------------------------------------

                                             Year to Date                  3.87%
                               One Year (6/30/99-6/30/00)                  3.97%
                                                Five Year                  5.66%
                    Since Inception Date (7/2/93-6/30/00)                  5.44%


Average annual total return represents the Bond Index Fund's average annual increase in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. The Fund's past performance is no guarantee of future results. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed.

The Bond Index Fund tracks the Lehman Brothers Government/Corporate Bond Index. For the first half of the fiscal year, which ended June 30, 2000, the Fund returned 3.87%, compared to the Index's return of 4.18%. As can be expected, the Fund's performance lagged slightly, partially due to administrative and management fees that are deducted from the Fund, and because a small percentage of the Fund's assets are invested in low-risk, low-return money-market securities used to process transactions.

The Fund invests in a representative sample of the securities that comprise the Index in proportions that match their index weight. At the close of the period, the Fund's portfolio was composed of 48.7% U.S. Treasury Bonds, 35.8% corporate bonds, and 15.5% U.S. agency securities.

Indicators of an overheated economy resurfaced in the first quarter of 2000. The annualized GDP growth rate for the fourth quarter of 1999, initially reported at 6.9%, was later revised to 7.3%. The unemployment rate fell to 3.9% in April, its lowest level in 30 years. In response, the Federal Reserve Board raised the federal funds target rate three times in the first half of 2000. Combined with a shortage in supply of long-term bonds, these rate hikes caused Treasury securities with shorter maturities to carry higher yields than those with longer maturities. This phenomenon, known as an inverted yield curve, had not been witnessed since 1990.

Short-term rates move in tandem with the federal funds target rate, which increased by 1.00% (to 6.50%) in the first half of 2000. However, long bond yields fell as a result of two significant policy changes instituted by the Treasury. In January, the Treasury announced that it would buy back its long-term bonds in an effort to reduce outstanding government debt. This was followed by a February announcement that the Treasury would curtail further 30-year Treasury bond auctions. In response to the impending reduced supply of long-term Treasury bonds, long-term yields plunged, as evidenced by the 9.30% return on the Lehman Brothers 20+ Year Treasury Index in the first quarter.

Bonds languished in April and May amid continued reports of rapid economic growth. Specifically, the Employment Index, released on April 27, demonstrated a first quarter rise of 1.4%, well above the anticipated 1.0%. For the month of April, the Lehman Brothers Government/Corporate Bond Index lost 0.49%. On
May 16, the Federal Reserve raised the federal funds rate target by 0.50%, its third and largest increase in 2000. By month end, economic data demonstrated signs of the Fed's intended slowdown. Bonds rallied in response, finishing the month flat (-0.05%). June found more signs of a slowing economy, to which the bond market responded favorably. The Lehman Brothers Government/Corporate Bond Index returned 2.04% to finish the quarter up 1.45%.

The Fund will continue to pursue its objective of tracking the Lehman Brothers Government/Corporate Bond Index as closely as possible.

The Bond Index Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

Money Market Fund

PERFORMANCE AS OF 6/30/00                                        Seven-day Field
--------------------------------------------------------------------------------
                                                                           6.32%

The seven-day yield is an annualized yield for the seven-day period ended
June 30, 2000. "Annualized yield" refers to the interest you would earn if you held a share of the Money Market Fund for one year; the yield is prorated if you hold a share of the Fund for a shorter period of time. The yield reflects fluctuations in interest rates on the Fund's investments and expenses for the Fund's administration and management.

The Money Market Fund invests in high-quality, short-term government and corporate debt. During the first quarter, the U.S. economy showed continued signs of strong growth. The Federal Reserve Board raised rates two times during the quarter. In anticipation of further rate increases, the Fund remained liquid, with a significant portion positioned in one- and three-month paper. However, as a hedge against a slowing economy in the short term, a small portion of the Fund was invested in one-year securities. In addition, the Fund's exposure to floating rate assets was increased. Because floating rate notes reset periodically, the portfolio can quickly adjust to movements in short-term rates.

Prior to the May FOMC meeting, fears of aggressive tightening by the Federal Reserve Bank led to a steepening of the yield curve that exceeded our expectations of Fed actions. In response to these market conditions, the Fund took the opportunity to purchase a modest amount of one-year securities at a significantly inflated yield. Following the May rate hike, the Fund seized another opportunity, extending heavily in the three- and six-month sector as the higher yields on short-term debt reflected the possibility of two further rate increases in the second half of 2000.

The Fund's semi-annual performance exceeded that of its peer group mainly due to the following three factors: 1) the Fund benefited from higher-yielding assets purchased at the end of 1999, when Y2K uncertainties had led many corporations to issue short-term debt, causing an oversupply of short-term paper; 2) the Fund had a relatively high amount of cash on hand leading into the May 16 FOMC meeting. (This cash began to earn the adjusted, higher yield immediately after the 0.50% increase); and 3) After weak economic data showed a low probability of a Fed tightening in June, the Fund took advantage of higher yields offered for extending further out the yield curve. This strategy of being liquid prior to the FOMC meeting, along with well-timed extension, resulted in favorable investment results in the first and second quarter.

Once we are confident the tightening cycle is coming to an end, the portfolio will be extended in a manner that provides competitive returns, adequate liquidity, and minimal credit risk.

The Money Market Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

S&P 500 Stock Fund

                                                                  Average Annual
PERFORMANCE AS OF 6/30/00                                           Total Return
--------------------------------------------------------------------------------

                                             Year to Date                 -0.61%
                               One Year (6/30/99-6/30/00)                  6.90%
                                                Five Year                 23.45%
                    Since Inception Date (7/2/93-6/30/00)                 20.40%

Average annual total return represents the S&P 500 Stock Fund's average annual increase in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. The Fund's past performance is no guarantee of future results. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed.

The goal of the S&P 500 Stock Fund is to match the performance of the Index as closely as possible by holding all of the stocks in the S&P 500 Index in proportions that match their index weights. For the period ended June 30, 2000, the Fund returned -0.61%, compared to the Index's return of -0.43%. As can be expected, the Fund's performance lagged slightly, partially due to administrative and management fees deducted from the Fund.

After completing its five-year run of annual returns exceeding 20%, the S&P 500 Index stumbled during the first half of 2000. The Index endured one of the most volatile environments in history, created by inflation worries and three interest rate increases by the Federal Reserve Board, to finish the half virtually flat, declining 0.43%.

Equity markets began the year on a negative note as high GDP figures sparked interest-rate fears. Large-cap stocks were hit particularly hard. For example, the S&P 500 Index lost 5.02% for the month of January. The Fed raised rates twice during the first quarter, on February 2 and again on March 21. In response to interest-rate concerns and uncertainty about the growth of the economy, investors began to shun high-flying new economy stocks and returned to more value-oriented old economy stocks. After falling in January and February, the Index rebounded 9.78% in March, returning 2.29% for the first quarter.

The trend toward market volatility continued into the second quarter. On
April 3, a court ruled against Microsoft in an antitrust lawsuit, causing the stock to plunge 14.47% for the day and triggering a sell-off among technology stocks. The sell-off continued with the release of higher-than-expected economic figures in mid-April. A widely anticipated 0.50% interest rate increase on May 16, combined with suggestions of further hikes, sent prices lower. Finally, in June, relief came in the form of lower-than-expected numbers for both the Consumer Price Index and the Producer Price Index. The Fed left rates unchanged, and the S&P 500 recovered 2.47% for the month, finishing the quarter down 2.66%.

Growth stocks were alternately in-and out-of favor during the first half of the year, at times losing ground to value stocks. However, growth outpaced value for the first half, returning 2.58% compared to value stocks' -4.07% return.

The Fund will continue to track the S&P 500 Index as closely as possible, by investing in the same companies that make up the Index.

The S&P 500 Stock Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (Unaudited)

                                                                             Asset         Bond          Money          S&P 500
                                                                        Allocation        Index         Market            Stock
                                                                              Fund         Fund           Fund             Fund
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  In corresponding Master Portfolio, at market value (Note 1)         $551,658,926  $84,861,412   $120,713,095   $2,609,205,990
                                                                      ------------  -----------   ------------   --------------
Total Assets                                                           551,658,926   84,861,412    120,713,095    2,609,205,990
                                                                      ------------  -----------   ------------   --------------
LIABILITIES
Payables:
  Distribution to shareholders                                             924,860      459,100        662,066        9,015,014
  Due to BGI and Stephens (Note 2)                                         141,354       51,784         21,932          308,087
                                                                      ------------  -----------   ------------   --------------
Total Liabilities                                                        1,066,214      510,884        683,998        9,323,101
                                                                      ------------  -----------   ------------   --------------
NET ASSETS                                                            $550,592,712  $84,350,528   $120,029,097   $2,599,882,889
                                                                      ============  ===========   ============   ==============

Net assets consist of:
  Paid-in capital                                                     $446,427,738  $92,974,950   $120,113,774   $1,254,852,189
  Undistributed net investment income                                       25,648       15,568             --           47,039
  Undistributed net realized gain (loss) on investments                 24,786,561   (2,012,798)       (84,677)     476,640,993
  Net unrealized appreciation (depreciation) of investments             79,352,765   (6,627,192)            --      868,342,668
                                                                      ------------  -----------   ------------   --------------
NET ASSETS                                                            $550,592,712  $84,350,528   $120,029,097   $2,599,882,889
                                                                      ============  ===========   ============   ==============
Shares outstanding                                                      42,609,909    9,195,535    120,086,468       97,379,163
                                                                      ============  ===========   ============   ==============
Net asset value and offering price per share                          $      12.92  $      9.17   $       1.00   $        26.70
                                                                      ============  ===========   ============   ==============
-------------------------------------------------------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS
For the Six months ended June 30, 2000 (Unaudited)



                                                                             Asset          Bond         Money          S&P 500
                                                                        Allocation         Index        Market            Stock
                                                                              Fund          Fund          Fund             Fund
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM CORRESPONDING
  MASTER PORTFOLIO
  Dividends                                                            $ 1,889,772   $        --    $       --    $  14,859,452
  Interest                                                               6,886,338     4,005,453     3,998,528        2,426,173
  Expenses                                                                (953,538)      (46,787)      (64,635)        (667,635)
                                                                       -----------   -----------    ----------    -------------
Net investment income allocated from corresponding Master
  Portfolio                                                              7,822,572     3,958,666     3,933,893       16,617,990
                                                                       -----------   -----------    ----------    -------------
FUND EXPENSES (Note 2)
  Administration fees                                                    1,089,327        87,973       226,201        1,996,292
                                                                       -----------   -----------    ----------    -------------
Total fund expenses                                                      1,089,327        87,973       226,201        1,996,292
                                                                       -----------   -----------    ----------    -------------
Net investment income                                                    6,733,245     3,870,693     3,707,692       14,621,698
                                                                       -----------   -----------    ----------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED
  FROM MASTER PORTFOLIO
  Net realized gain (loss)                                              20,091,806    (1,580,932)           10      449,411,961
  Net change in unrealized appreciation (depreciation)                  (5,241,155)    1,321,613            --     (487,049,199)
                                                                       -----------   -----------    ----------    -------------
Net gain (loss) on investments                                          14,850,651      (259,319)           10      (37,637,238)
                                                                       -----------   -----------    ----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                           $21,583,896   $ 3,611,374    $3,707,702    $ (23,015,540)
                                                                       ===========   ===========    ==========    =============
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       Asset Allocation Fund
                                                     -------------------------------------------------------
                                                       For the Six
                                                      Months Ended             For the               For the
                                                     June 30, 2000        Period Ended            Year Ended
                                                       (Unaudited)   December 31, 1999*    February 28, 1999
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                                $  6,733,245       $  11,114,343         $  10,233,158
 Net realized gain (loss)                               20,091,806          95,145,321            54,934,107
 Net change in unrealized
  appreciation (depreciation)                           (5,241,155)        (51,937,790)           25,525,970
                                                      ------------       -------------         -------------
Net increase (decrease) in net assets
 resulting from operations                              21,583,896          54,321,874            90,693,235
                                                      ------------       -------------         -------------
Distributions to shareholders:
 From net investment income                             (6,711,276)        (11,116,238)          (10,229,071)
 From net realized gain on sale of investments                  --         (96,148,832)          (58,094,782)
                                                      ------------       -------------         -------------
Total distributions to shareholders                     (6,711,276)       (107,265,070)          (68,323,853)
                                                      ------------       -------------         -------------
Capital share transactions:
 Proceeds from shares sold                              50,577,296         124,350,359           163,909,555
 Issued in reorganization of US
  Treasury Allocation Fund                                      --                  --                    --
 Net asset value of shares issued in reinvestment
  of dividends and distributions                         5,668,757         104,874,686            66,692,075
 Cost of shares redeemed                               (83,049,397)       (212,851,331)         (188,624,236)
                                                      ------------       -------------         -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                       (26,803,344)         16,373,714            41,977,394
                                                      ------------       -------------         -------------
Increase (decrease) in net assets                      (11,930,724)        (36,569,482)           64,346,776

NET ASSETS:
Beginning of period                                    562,523,436         599,092,918           534,746,142
                                                      ------------       -------------         -------------
End of period                                         $550,592,712       $ 562,523,436         $ 599,092,918
                                                      ============       =============         =============
Undistributed net investment income included
 in net assets at end of period                       $     25,648       $       3,679         $      15,720
                                                      ============       =============         =============

SHARES ISSUED AND REDEEMED:
 Shares sold                                             3,991,122           8,537,983            11,550,910
 Issued in reorganization of US
  Treasury Allocation Fund                                      --                  --                    --
 Shares issued in reinvestment of
  dividends and distributions                              448,418           8,236,096             4,826,308
 Shares redeemed                                        (6,576,790)        (14,605,085)          (13,399,789)
                                                      ------------       -------------         -------------
Net increase (decrease) in shares outstanding           (2,137,250)          2,168,994             2,977,429
                                                      ============       =============         =============

                                                                                             Bond Index Fund
                                                     -------------------------------------------------------
                                                       For the Six
                                                      Months Ended             For the               For the
                                                     June 30, 2000        Period Ended            Year Ended
                                                       (Unaudited)   December 31, 1999*    February 28, 1999
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                               $  3,870,693        $  6,499,571          $  6,528,751
  Net realized gain (loss)                              (1,580,932)           (812,122)              416,912
  Net change in unrealized
    appreciation (depreciation)                          1,321,613          (6,734,904)           (1,350,936)
                                                      ------------        ------------          ------------
Net increase (decrease) in net assets
  resulting from operations                              3,611,374          (1,047,455)            5,594,727
                                                      ------------        ------------          ------------
Distributions to shareholders:
  From net investment income                            (3,855,125)         (6,530,230)           (6,537,256)
  From net realized gain on sale of investments                 --                  --                    --
                                                      ------------        ------------          ------------
Total distributions to shareholders                     (3,855,125)         (6,530,230)           (6,537,256)
                                                      ------------        ------------          ------------
Capital share transactions:
  Proceeds from shares sold                             19,026,507          34,548,818            78,080,680
  Issued in reorganization of US
    Treasury Allocation Fund                                    --          16,787,993                    --
  Net asset value of shares issued in reinvestment
    of dividends and distributions                       3,365,706           6,485,976             6,494,980
  Cost of shares redeemed                              (71,182,813)        (43,593,061)          (50,676,715)
                                                      ------------        ------------          ------------
Net increase (decrease) in net assets
  resulting from capital share transactions            (48,790,600)         14,229,726            33,898,945
                                                      ------------        ------------          ------------
Increase (decrease) in net assets                      (49,034,351)          6,652,041            32,956,416

NET ASSETS:
Beginning of period                                    133,384,879         126,732,838            93,776,422
                                                      ------------        ------------          ------------
End of period                                         $ 84,350,528        $133,384,879          $126,732,838
                                                      ============        ============          ============
Undistributed net investment income included
  in net assets at end of period                      $     15,568       $          --          $     19,349
                                                      ============       =============          ============

SHARES ISSUED AND REDEEMED:
  Shares sold                                            2,073,895           3,643,231             7,837,305
  Issued in reorganization of US
    Treasury Allocation Fund                                    --           1,801,287                    --
  Shares issued in reinvestment of dividends
    and distributions                                      368,418             689,542               656,638
  Shares redeemed                                       (7,819,615)         (4,582,712)           (5,111,552)
                                                      ------------        ------------          ------------
Net increase (decrease) in shares outstanding           (5,377,302)          1,551,348             3,382,391
                                                      ============       =============          ============
------------------------------------------------------------------------------------------------------------

* For the ten months ended December 31, 1999. The Fund changed its fiscal year end from February 28 to December 31.

The accompanying notes are an integral part of these financial statements.

                                                                                            Money Market Fund
                                                     --------------------------------------------------------
                                                       For the Six
                                                      Months Ended              For the               For the
                                                     June 30, 2000         Period Ended            Year Ended
                                                       (Unaudited)    December 31, 1999*    February 28, 1999
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                              $    3,707,692       $    6,062,634       $     9,043,936
 Net realized gain (loss)                                       10                4,390                    --
 Net change in unrealized
  appreciation (depreciation)                                   --                   --                    --
                                                    --------------       --------------       ---------------
Net increase (decrease) in net assets
 resulting from operations                               3,707,702            6,067,024             9,043,936
                                                    --------------       --------------       ---------------
Distributions to shareholders:
 From net investment income                             (3,707,692)          (6,062,634)           (9,043,936)
 From net realized gain on sale of investments                  --                   --                    --
                                                    --------------       --------------       ---------------
Total distributions to shareholders                     (3,707,692)          (6,062,634)           (9,043,936)
                                                    --------------       --------------       ---------------
Capital share transactions:
 Proceeds from shares sold                              82,102,022          145,825,218           240,959,138
 Issued in reorganization of US
  Treasury Allocation Fund                                      --                   --                    --
 Net asset value of shares issued in reinvestment
  of dividends and distributions                            72,246            3,386,009             8,796,812
 Cost of shares redeemed                              (105,402,782)        (210,569,633)         (225,467,337)
                                                    --------------       --------------       ---------------
Net increase (decrease) in net assets resulting
 from capital share transactions                       (23,228,514)         (61,358,406)           24,288,613
                                                    --------------       --------------       ---------------
Increase (decrease) in net assets                      (23,228,504)         (61,354,016)           24,288,613

NET ASSETS:
Beginning of period                                    143,257,601          204,611,617           180,323,004
                                                    --------------       --------------       ---------------
End of period                                       $  120,029,097       $  143,257,601       $   204,611,617
                                                    ==============       ==============       ===============
Undistributed net investment income included
 in net assets at end of period                     $           --       $           --       $            --
                                                    ==============       ==============       ===============

SHARES ISSUED AND REDEEMED:
 Shares sold                                            82,102,022          145,825,218           240,959,138
 Issued in reorganization of US
  Treasury Allocation Fund                                      --                   --                    --
 Shares issued in reinvestment of
  dividends and distributions                               72,246            3,386,009             8,796,812
 Shares redeemed                                      (105,402,782)        (210,569,633)         (225,467,337)
                                                    --------------       --------------       ---------------
Net increase (decrease) in shares outstanding          (23,228,514)         (61,358,406)           24,288,613
                                                    ==============       ==============       ===============

                                                                                          S&P 500 Stock Fund
                                                     -------------------------------------------------------
                                                       For the Six
                                                      Months Ended              For the              For the
                                                     June 30, 2000         Period Ended           Year Ended
                                                       (Unaudited)    December 31, 1999*   February 28, 1999
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                              $   14,621,698       $   29,393,092      $    34,062,094
 Net realized gain (loss)                              449,411,961          150,169,823          177,407,624
 Net change in unrealized
  appreciation (depreciation)                         (487,049,199)         306,323,963          202,382,736
                                                    --------------       --------------      ---------------
Net increase (decrease) in net assets
 resulting from operations                             (23,015,540)         485,886,878          413,852,454
                                                    --------------       --------------      ---------------
Distributions to shareholders:
 From net investment income                            (16,601,673)         (34,539,545)         (34,259,853)
 From net realized gain on sale of investments                  --         (221,767,624)        (116,355,328)
                                                    --------------       --------------      ---------------
Total distributions to shareholders                    (16,601,673)        (256,307,169)        (150,615,181)
                                                    --------------       --------------      ---------------
Capital share transactions:
 Proceeds from shares sold                             423,253,330          685,106,140        1,128,532,649
 Issued in reorganization of US
  Treasury Allocation Fund                                      --                   --                   --
 Net asset value of shares issued in reinvestment
  of dividends and distributions                         7,486,541          254,591,154          149,487,247
 Cost of shares redeemed                              (635,677,775)        (868,295,351)      (1,290,233,516)
                                                    --------------       --------------      ---------------
Net increase (decrease) in net assets resulting
 from capital share transactions                      (204,937,904)          71,401,943          (12,213,620)
                                                    --------------       --------------      ---------------
Increase (decrease) in net assets                     (244,555,117)         300,981,652          251,023,653

NET ASSETS:
Beginning of period                                  2,844,438,006        2,543,456,354        2,292,432,701
                                                    --------------       --------------      ---------------
End of period                                       $2,599,882,889       $2,844,438,006      $ 2,543,456,354
                                                    ==============       ==============      ===============
Undistributed net investment income included
 in net assets at end of period                     $       47,039       $    2,027,014      $     5,220,729
                                                    ==============       ==============      ===============

SHARES ISSUED AND REDEEMED:
 Shares sold                                            16,078,316           25,862,069           48,280,596
 Issued in reorganization of US
  Treasury Allocation Fund                                      --                   --                   --
 Shares issued in reinvestment of
  dividends and distributions                              271,744            9,600,367            6,314,659
 Shares redeemed                                       (24,196,136)         (32,815,935)         (55,820,972)
                                                    --------------       --------------      ---------------
Net increase (decrease) in shares outstanding           (7,846,076)           2,646,501           (1,225,717)
                                                    ==============       ==============      ===============
------------------------------------------------------------------------------------------------------------

* For the ten months ended December 31, 1999. The Fund changed its fiscal year end from February 28 to December 31.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period



                                                     -------------------------------------------------------------------------------
                                                              Six
                                                     Months Ended
                                                     Jun. 30, 2000     Period Ended      Year Ended     Year Ended     Year Ended
                                                      (Unaudited)    Dec. 31, 1999**   Feb. 28, 1999  Feb. 28, 1998  Feb. 28, 1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $    12.57         $    14.07      $    13.50     $    12.12     $    11.83
                                                      ----------         ----------      ----------     ----------     ----------
Income from investment operations:
  Net investment income                                     0.16               0.29            0.26           0.44           0.47
  Net realized and unrealized gain (loss)
    on investments                                          0.35               1.08            2.07           2.68           1.02
                                                      ----------         ----------      ----------     ----------     ----------
Total from investment operations                            0.51               1.37            2.33           3.12           1.49
                                                      ----------         ----------      ----------     ----------     ----------
Less distributions:
  From net investment income                               (0.16)             (0.29)          (0.26)         (0.44)         (0.47)
  From Net Realized Gains                                     --              (2.58)          (1.50)         (1.30)         (0.73)
                                                      ----------         ----------      ----------     ----------     ----------
Total distributions                                        (0.16)             (2.87)          (1.76)         (1.74)         (1.20)
                                                      ----------         ----------      ----------     ----------     ----------
Net asset value, end of period                        $    12.92         $    12.57      $    14.07     $    13.50     $    12.12
                                                      ==========         ==========      ==========     ==========     ==========
Total return                                                4.05%              9.95%          17.83%         27.10%         13.09%
                                                      ==========         ==========      ==========     ==========     ==========
Ratios/supplemental data:
  Net assets, end of period (000s)+                   $  550,593         $  562,523      $  599,093     $  534,746     $  431,585
  Ratio of expenses to average net assets(1)+               0.75%              0.75%           0.75%          0.75%          0.75%
  Ratio of net investment income to average net
    assets(2)+                                              2.47%              2.36%           1.84%          3.37%          3.95%
  Portfolio turnover rate++                                   26%                39%             33%            57%            43%
------------------------------------------------------------------------------------------------------------------------------------
(1)  Ratio of expenses to average net assets
     prior to waived fees and
     reimbursed expenses                                     N/A                N/A             N/A            N/A            N/A
(2)  Ratio of net investment income to
     average net assets prior to waived fees
     and reimbursed expenses                                 N/A                N/A             N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                               Asset Allocation Fund
------------------------------------------------------------------------------------
                                                           Year Ended     Year Ended
                                                        Feb. 29, 1996  Feb. 28, 1995
------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    9.93     $    10.19
                                                            ---------     ----------
Income from investment operations:
  Net investment income                                          0.40           0.44
  Net realized and unrealized gain (loss)
    on investments                                               1.90          (0.14)
                                                            ---------     ----------
Total from investment operations                                 2.30           0.30
                                                            ---------     ----------
Less distributions:
  From net investment income                                    (0.40)         (0.44)
 From net realized gains                                           --          (0.12)
                                                            ---------     ----------
Total distributions                                             (0.40)         (0.56)
                                                            ---------     ----------
Net asset value, end of period                              $   11.83     $     9.93
                                                            =========     ==========
Total return                                                    23.54%          3.28%
                                                           ==========     ==========
Ratios/Supplemental data:
  Net assets, end of period (000s)+                        $  397,930     $  293,696
  Ratio of expenses to average net assets(1)+                    0.75%          0.75%
  Ratio of net investment income to average
    net assets(2)+                                               3.62%          4.62%
 Portfolio turnover rate++                                         40%            24%*
------------------------------------------------------------------------------------
(1)  Ratio of expenses to average net assets
     prior to waived fees and
     reimbursed expenses                                          N/A           0.76%
(2)  Ratio of net investment income to
     average net assets prior to waived fees
     and reimbursed expenses                                      N/A           4.61%
------------------------------------------------------------------------------------


                                             ------------------------------------------------------------------------------------
                                                      Six
                                             Months Ended
                                             Jun. 30, 2000         Period Ended       Year Ended       Year Ended      Year Ended
                                              (Unaudited)       Dec. 31, 1999**    Feb. 28, 1999    Feb. 28, 1998   Feb. 28, 1997
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $    9.15              $    9.73        $    9.73        $    9.43      $     9.66
                                               ---------              ---------        ---------        ---------      ----------
Income from investment operations:
  Net investment income                             0.33                   0.50             0.60             0.64            0.63
  Net realized and unrealized gain (loss)
    on investments                                  0.02                  (0.58)              --             0.30           (0.23)
                                               ---------              ---------        ---------        ---------      ----------
Total from investment operations                    0.35                  (0.08)            0.60             0.94            0.40
                                               ---------              ---------        ---------        ---------      ----------
Less distributions:
  From net investment income                       (0.33)                 (0.50)           (0.60)           (0.64)          (0.63)
                                               ---------              ---------        ---------        ---------      ----------
Total distributions                                 0.33)                 (0.50)           (0.60)           (0.64)          (0.63)
                                               ---------              ---------        ---------        ---------      ----------
Net asset value, end of period                 $    9.17              $    9.15        $    9.73        $    9.73      $     9.43
                                               =========              =========        =========        =========      ==========
Total return                                        3.87%                 (0.82)%           6.24%           10.36%           4.32%
                                               =========              =========        =========        =========      ==========
Ratios/Supplemental data:
  Net assets, end of period (000s)             $  84,351              $ 133,385        $ 126,733        $  93,776      $  129,469
  Ratio of expenses to average net assets(1)+       0.23%                  0.23%            0.23%            0.23%           0.23%
  Ratio of net investment income to average
    net assets(2)+                                  6.61%                  6.30%            6.10%            6.66%           6.69%
  Portfolio turnover rate++                           22%                    25%              28%              59%             39%
------------------------------------------------------------------------------------------------------------------------------------
(1)  Ratio of expenses to average net assets
     prior to waived fees and
     reimbursed expenses                             N/A                    N/A              N/A              N/A            0.32%
(2)  Ratio of net investment income to
     average net assets prior to waived fees
     and reimbursed expenses                         N/A                    N/A              N/A              N/A            6.60%
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Bond Index Fund
------------------------------------------------------------------------------------
                                                         Year Ended       Year Ended
                                                      Feb. 29, 1996    Feb. 28, 1995
------------------------------------------------------------------------------------
Net asset value, beginning of period                      $    9.20        $    9.76
                                                          ---------        ---------
Income from investment operations:
  Net investment income                                        0.64             0.64
  Net realized and unrealized gain (loss)
    on investments                                             0.46            (0.56)
                                                          ---------        ---------
Total from investment operations                               1.10             0.08
                                                          ---------        ---------
Less distributions:
  From net investment income                                  (0.64)           (0.64)
                                                          ---------        ---------
Total distributions                                           (0.64)           (0.64)
                                                          ---------        ---------
Net asset value, end of period                            $    9.66        $    9.20
                                                          =========        =========
Total return                                                  12.17%            1.12%
                                                          =========        =========
Ratios/Supplemental data:
  Net assets, end of period (000s)                        $  58,090        $  18,593
  Ratio of expenses to average net assets(1)+                  0.23%            0.23%
  Ratio of net investment income to average
    net assets(2)+                                             6.67%            7.08%
  Portfolio turnover rate++                                      21%              14%*
------------------------------------------------------------------------------------
(1)  Ratio of expenses to average net assets
     prior to waived fees and
     reimbursed expenses                                       0.53%            0.71%
(2)  Ratio of net investment income to
     average net assets prior to waived fees
     and reimbursed expenses                                   6.37%            6.61%
------------------------------------------------------------------------------------

 * This rate is for the period from March 1, 1994 to May 25, 1994. As of May 26, 1994 the Funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio. Portfolio turnover after May 26, 1994 is reported by the Master Portfolio.
** For the ten months ended December 31, 1999. The Fund changed its fiscal year end from February 28 to December 31.
+ Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
++ Represents the Portfolio turnover rate of each Fund's corresponding Master
   Portfolio.

The accompanying notes are an integral part of these financial statements.

For a share outstanding throughout each period


                                                                                                                   Money Market Fund
                                   -------------------------------------------------------------------------------------------------
                                                      Six
                                             Months Ended
                                            Jun. 30, 2000         Period Ended       Year Ended       Year Ended        Year Ended
                                              (Unaudited)      Dec. 31, 1999**    Feb. 28, 1999    Feb. 28, 1998     Feb. 28, 1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $     1.00           $     1.00       $     1.00       $     1.00        $     1.00
                                               ----------           ----------       ----------       ----------        ----------
Income from investment operations:
  Net investment income                              0.03                 0.04             0.05             0.05              0.05
                                               ----------           ----------       ----------       ----------        ----------
Total from investment operations                     0.03                 0.04             0.05             0.05              0.05
                                               ----------           ----------       ----------       ----------        ----------
Less distributions:
  From net investment income                        (0.03)               (0.04)           (0.05)           (0.05)            (0.05)
                                               ----------           ----------       ----------       ----------        ----------
Total distributions                                 (0.03)               (0.04)           (0.05)           (0.05)            (0.05
                                               ----------           ----------       ----------       ----------        ----------
Net asset value, end of period                 $     1.00           $     1.00       $     1.00       $     1.00        $     1.00
                                               ==========           ==========       ==========       ==========        ==========
Total return                                         2.87%                4.14%            5.15%            5.35%             5.10%
                                               ==========           ==========       ==========       ==========        ==========
Ratios/Supplemental data:
  Net assets, end of period (000s)             $  120,029           $  143,258       $  205,317       $  180,375        $  177,046
  Ratio of expenses to average net assets(1)+        0.45%                0.45%            0.45%            0.45%             0.45%
  Ratio of net investment income to average
     net assets(2)                                   5.73%                4.86%             4.62%           5.23%             4.96%
----------------------------------------------------------------------------------------------------------------------------------
(1)  Ratio of expenses to average net assets
     prior to waived fees and
     reimbursed expenses                              N/A                  N/A               N/A             N/A              0.48%
(2)  Ratio of net investment income to
     average net assets prior to waived fees
     and reimburse expenses                           N/A                  N/A               N/A             N/A              4.93%
----------------------------------------------------------------------------------------------------------------------------------

                                                                Money Market Fund
                                                  -------------------------------
                                                      Year Ended      Year Ended
                                                     FEB. 29, 1996  FEB. 28, 1995
                                                  -------------------------------
Net asset value,
 Beginning of period                                     $   1.00        $   1.00
                                                         --------        --------
Income from investment
 operations:
 Net investment income                                       0.05            0.04
                                                         --------        --------
Total from investment
 operations                                                  0.05            0.04
                                                         --------        --------
Less distributions:
 From net investment
  income                                                    (0.05)          (0.04)
                                                         --------        --------
Total distributions                                         (0.05)          (0.04)
                                                         --------        --------
Net asset value, end of
 period                                                  $   1.00        $   1.00
                                                         ========        ========
Total return                                                 5.60%           4.40%
                                                         ========        ========
Ratios/Supplemental data:
 Net assets, end of period (000s)                        $156,852        $147,269
 Ratio of expenses to average net assets(1)+                 0.45%           0.45%
 Ratio of net investment income to average
     net assets(2)+                                          5.44%           4.44%
---------------------------------------------------------------------------------
(1)  Ratio of expenses to average net assets
     prior to waived fees and
     reimbursed expenses                                     0.49%           0.57%
(2)  Ratio of net investment income to
     average net assets prior to waived fees
     and reimbursed expenses                                 5.40%           4.32%
---------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------------------
                                    Six
                           Months Ended
                          Jun. 30, 2000        Period Ended           Year Ended        Year Ended        Year Ended
                             (Unaudited)     Dec. 31, 1999**       Feb. 28, 1999     Feb. 28, 1998     Feb. 28, 1997
--------------------------------------------------------------------------------------------------------------------
Net asset value,
Beginning of period        $     27.03       $      24.80          $      22.08          $    17.03    $      14.02
                           -----------       ------------          ------------        ------------    ------------
Income from investment
operations:
Net investment income             0.15               0.29                  0.34                0.33            0.32
Net realized and
 unrealized gain
 (loss)
 on investments                  (0.31)              4.47                  3.87                5.46            3.23
                           -----------       ------------          ------------        ------------    ------------
Total from investment
operations                       (0.16)              4.76                  4.21                5.79            3.55
                           -----------       ------------          ------------        ------------    ------------
Less distributions:
From net investment
 income                          (0.17)             (0.34)                (0.34)              (0.33)          (0.32)
From net realized gains             --              (2.19)                (1.15)              (0.41)          (0.22)
                           -----------       ------------          ------------        ------------    ------------
Total distributions              (0.17)             (2.53)                (1.49)              (0.74)          (0.54)
                           -----------       ------------          ------------        ------------    ------------
Net asset value, end of
period                     $     26.70       $      27.03          $      24.80        $      22.08    $      17.03
                           ===========       ============          ============        ============    ============
Total return                     (0.61)%            19.67%                19.50%              34.62%          25.82%
                           ===========       ============          ============        ============    ============
Ratios/Supplemental data:
Net assets, end of
 period (000s)             $ 2,599,883       $  2,844,438          $  2,543,456        $  2,292,433    $  1,423,024
Ratio of expenses to
 average net
 assets(1)+                       0.20%              0.20%                 0.20%               0.20%           0.20%
Ratio of net investment
 income to average net
 assets(2)+                       1.10%              1.29%                 1.45%               1.73%           2.15%
Portfolio turnover rate++            4%                 7%                   11%                  6%              4%
--------------------------------------------------------------------------------------------------------------------
(1)  Ratio of expenses to
     average net assets
     prior to waived fees
     and reimbursed expenses       N/A                N/A                   N/A                 N/A            0.22%
(2)  Ratio of net
     investment income to
     average net assets
     prior to waived fees
     and reimbursed
     expenses                      N/A                N/A                   N/A                 N/A            2.13%
--------------------------------------------------------------------------------------------------------------------

                                             S&p 500 Stock Fund
                           ------------------------------------
                              Year Ended             Year Ended
                           FEB. 29, 1996          FEB. 28, 1995
---------------------------------------------------------------
Net asset value,
 beginning of period          $  10.83               $  10.50
                              --------               --------
Income from investment
 operations:
 Net investment income            0.31                   0.27
 Net realized and
  unrealized gain
  (loss)
  on investments                  3.36                   0.41
                              --------               --------
Total from investment
 operations                       3.67                   0.68
                              --------               --------
Less distributions:
 From net investment
  income                         (0.30)                 (0.27)
 From net realized gains         (0.18)                 (0.08)
                              --------               --------
Total distributions              (0.48)                 (0.35)
                              --------               --------
Net asset value, end of
 period                       $  14.02               $  10.83
                              ========               ========
Total return                     34.35%                  6.71%
                              ========               ========
Ratios/Supplemental data:
 Net assets, end of
  period (000s)               $882,696               $448,776
 Ratio of expenses to
  average net
  assets(1)+                      0.20%                  0.21%
 Ratio of net investment
  income to average net
  assets(2)+                      2.52%                  2.93%
 Portfolio turnover
  rate++                             2%                     8%*
---------------------------------------------------------------
(1)  Ratio of expenses to
     average net assets
     prior to waived fees
     and
     reimbursed expenses          0.26%                  0.25%
(2)  Ratio of net
     investment income to
     average net assets
     prior to waived fees
     and reimbursed
     expenses                     2.46%                  2.88%
---------------------------------------------------------------

* This rate is for the period from March 1, 1994 to May 25, 1994. As of May 26, 1994 the Funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio. Portfolio turnover after May 26, 1994 is reported by the Master Portfolio.
** For the ten months ended December 31, 1999. The Fund changed its fiscal year end from February 28 to December 31.
+ Annualized for periods of less than one year. These ratios include expenses charged to the Master Portfolio.
++ Represents the Portfolio turnover rate of each Fund's Corresponding Master
   Portfolio.

The accompanying Notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

1.  Significant Accounting Policies

     Barclays Global Investors Funds, Inc. (the "Company"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series investment company. The Company was established as a Maryland corporation on October 15, 1992, commenced operations on July 2, 1993, and currently offers the following funds: Asset Allocation, Bond Index, Institutional Money Market, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market and S&P 500 Stock Funds.

     These financial statements relate to the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds (each, a "Fund", collectively, the "Funds").

     The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Investment Policy And Security Valuation

     Each Fund invests all of its assets in a separate series (each a "Master Portfolio") of Master Investment Portfolio. Each Master Portfolio has the same investment objective as the Fund bearing the corresponding name. The value of each Fund's investment in its corresponding Master Portfolio reflects that Fund's interest in the net assets of that Master Portfolio (99.99%, 19.87%, 32.86% and 68.33% for the Asset Allocation, Bond Index, Money Market and
S&P 500 Stock Funds, respectively, as of June 30, 2000). The method by which the Master Investment Portfolio values its securities is discussed in Note 1 of the Master Investment Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will meet this objective.

     Security Transactions and Income Recognition

     Each Fund records daily, its proportionate interest in the net investment income and realized and unrealized capital gains and losses of its corresponding Master Portfolio.

     The performance of each Fund is directly affected by the performance of its corresponding Master Portfolio. The financial statements of each Master Portfolio, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.

     Distributions to Shareholders

     Distributions to shareholders from net investment income of the Asset Allocation and Bond Index Funds are declared and distributed monthly. Distributions to shareholders from net investment income of the S&P 500 Stock Fund are declared and distributed quarterly. Distributions to shareholders from net investment income of the Money Market Fund are declared daily and distributed monthly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December.

     Due to the timing of distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Funds.

     Federal Income Taxes

     Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Internal Revenue Code of 1986, as amended and to distribute annually substantially all of its income and any gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal taxes was required at June 30, 2000.

BARCLAYS GLOBAL INVESTORS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)

     The following Funds had net capital loss carryforwards at December 31, 1999, the tax year end of the Funds:

                                    YEAR         NET CAPITAL
FUND                             EXPIRES   LOSS CARRYFORWARD
------------------------------------------------------------
Bond Index Fund                     2005        $        957
Bond Index Fund                     2007             233,119
Money Market Fund                   2003              53,117
Money Market Fund                   2005              31,570

     No capital gain distribution shall be made in any of the Funds until the respective capital loss carryforward has been fully utilized or expires.

2.   Agreements and Other Transactions with Affiliates

     Investors Bank & Trust Company ("IBT") serves as the Custodian and Sub-Administrator of the Funds. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as Sub-Administrator of the Funds. IBT also serves as the transfer agent and dividend disbursement agent for the Funds.

     Stephens Inc. ("Stephens"), is the Funds' distributor. Stephens does not receive a fee for providing distribution services to the Funds.

     The Company has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Funds, such as managing and coordinating third-party service relationships. This fee is an "all-in" or "semi-unified" fee and BGI and Stephens, in consideration thereof, have agreed to bear all of the Funds' ordinary operating expenses, excluding, generally, advisory fees and costs related to securities transactions. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

     Under these arrangements, BGI and Stephens are entitled to receive for these administration services a combined fee of 0.40%, 0.15%, 0.35% and 0.15% of the average daily net assets from the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds, respectively.

     Certain officers and directors of the Company are also officers of Stephens. As of June 30, 2000, these officers of Stephens collectively owned less than 1% of the outstanding shares of each Fund.

3.   Capital Share Transactions

     As of June 30, 2000, there were 21.3 billion shares of $.001 par value capital stock authorized by the Company. As of June 30, 2000, the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds were authorized to issue 400 million, 500 million, 3 billion and 300 million shares of $.001 par value capital stock, respectively. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

ASSET ALLOCATION MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule of Investments

Security                               Shares    Value
---------------------------------------------------------

COMMON STOCKS - 63.85%

ADVERTISING - 0.16%
---------------------------------------------------------
Interpublic Group of Companies Inc.     7,956  $  342,108
Omnicom Group Inc.                      4,996     444,956
Young & Rubicam Inc.                    2,003     114,547
---------------------------------------------------------
                                                  901,611
---------------------------------------------------------

AEROSPACE / DEFENSE - 0.65%
---------------------------------------------------------
Boeing Co.                             24,727   1,033,898
General Dynamics Corp.                  5,657     295,578
Goodrich (B.F.) Co.                     3,158     107,569
Honeywell International Inc.           22,400     754,600
Lockheed Martin Corp.                  11,260     279,389
Northrop Grumman Corp.                  1,968     130,380
Raytheon Co. "B"                        9,677     186,282
United Technologies Corp.              13,311     783,685
---------------------------------------------------------
                                                3,571,381
---------------------------------------------------------

AIRLINES - 0.12%
---------------------------------------------------------
AMR Corp.+                              4,146     109,610
Delta Air Lines Inc.                    3,536     178,789
Southwest Airlines Co.                 14,203     268,969
US Airways Group Inc.+                  2,005      78,195
---------------------------------------------------------
                                                  635,563
---------------------------------------------------------

APPAREL - 0.09%
---------------------------------------------------------
Liz Claiborne Inc.                      1,687      59,467
Nike Inc. "B"                           7,827     311,612
Reebok International Ltd.+              1,586      25,277
Russell Corp.                           1,004      20,080
VF Corp.                                3,379      80,462
---------------------------------------------------------
                                                  496,898
---------------------------------------------------------

AUTO MANUFACTURERS - 0.45%
---------------------------------------------------------
Ford Motor Co.                         34,065   1,464,795
General Motors Corp. "A"               15,177     881,215
Navistar International Corp.+           1,815      56,378
PACCAR Inc.                             2,226      88,344
---------------------------------------------------------
                                                2,490,732
---------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.12%
---------------------------------------------------------
Cooper Tire & Rubber Co.                2,135      23,752
Dana Corp.                              4,473      94,772
Delphi Automotive Systems Corp.        16,040     233,583
Goodyear Tire & Rubber Co.              4,417      88,340
TRW Inc.                                3,459     150,034
Visteon Corp.+                          4,460      54,080
---------------------------------------------------------
                                                  644,561
---------------------------------------------------------

BANKS - 2.90%
---------------------------------------------------------
Amsouth Bancorp                        11,065     174,274
Bank of America Corp.                  46,765   2,010,895
Bank of New York Co. Inc.              20,912     972,408
Bank One Corp.                         32,457     862,139
BB&T Corp.                              9,841     234,954
Charter One Financial Inc.              5,900     135,700
Chase Manhattan Corp.                  34,954   1,610,069
Comerica Inc.                           4,413     198,033
Fifth Third Bancorp                     8,766     554,450
First Union Corp.                      27,793     689,614
Firstar Corp.                          27,534     579,935
FleetBoston Financial Corp.            25,485     866,490
Golden West Financial Corp.             4,524     184,636
Huntington Bancshares Inc.              6,494     102,686
KeyCorp                                12,476     219,890
Mellon Financial Corp.                 13,967     508,923
Morgan (J.P.) & Co. Inc.                4,620     508,778
National City Corp.                    17,321     295,540
Northern Trust Corp.                    6,285     408,918
Old Kent Financial Corp.                3,903     104,401
PNC Bank Corp.                          8,295     388,828
Regions Financial Corp.                 6,191     123,046
SouthTrust Corp.                        4,751     107,491
State Street Corp.                      4,512     478,554
Summit Bancorp                          4,934     121,500
SunTrust Banks Inc.                     8,630     394,269
Synovus Financial Corp.                 7,939     139,925
U.S. Bancorp                           21,343     410,853
Union Planters Corp.                    3,922     109,571
Wachovia Corp.                          5,744     311,612
Washington Mutual Inc.                 15,607     450,652
Wells Fargo & Company                  45,480   1,762,350
---------------------------------------------------------
                                               16,021,384
---------------------------------------------------------

BEVERAGES - 1.29%
---------------------------------------------------------
Anheuser-Busch Companies Inc.          12,780     954,506
Brown-Forman Corp. "B"                  1,943     104,436
Coca-Cola Co.                          69,830   4,010,861
Coca-Cola Enterprises                  12,023     196,125
Coors (Adolph) Company "B"              1,029      62,254
PepsiCo Inc.                           40,721   1,809,539
---------------------------------------------------------
                                                7,137,721
---------------------------------------------------------

BIOTECHNOLOGY - 0.42%
---------------------------------------------------------
Amgen Inc.+                            28,929   2,032,262
Biogen Inc.+                            4,233     273,028
---------------------------------------------------------
                                                2,305,290
---------------------------------------------------------

BUILDING MATERIALS - 0.07%
---------------------------------------------------------
Armstrong Holdings Inc.                 1,190      18,222
Masco Corp.                            12,716     229,683
Owens Corning                           1,546      14,300
Vulcan Materials Co.                    2,862     122,172
---------------------------------------------------------
                                                  384,377
---------------------------------------------------------

CHEMICALS - 0.57%
---------------------------------------------------------
Air Products & Chemicals Inc.           6,461     199,080
Ashland Inc.                            2,006      70,335
Dow Chemical Co.                       18,672     563,661

ASSET ALLOCATION MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule of Investments (Continued)

Security                                      Shares        Value
-----------------------------------------------------------------
CHEMICALS (Continued)
-----------------------------------------------------------------
Du Pont (E.I.) de Nemours                     29,647  $ 1,297,056
Eastman Chemical Co.                           2,220      106,005
Engelhard Corp.                                3,573       60,964
Grace (W.R.) & Company+                        2,057       24,941
Great Lakes Chemical Corp.                     1,654       52,101
Hercules Inc.                                  3,098       43,566
Praxair Inc.                                   4,457      166,859
Rohm & Haas Co. "A"                            6,164      212,658
Sherwin-Williams Co.                           4,700       99,581
Sigma-Aldrich Corp.                            2,565       75,026
Union Carbide Corp.                            3,761      186,169
-----------------------------------------------------------------
                                                        3,158,002
-----------------------------------------------------------------

COMMERCIAL SERVICES - 0.32%
-----------------------------------------------------------------
Block (H & R) Inc.                             2,805       90,812
Cendant Corp.+                                20,000      280,000
Convergys Corp.+                               4,300      223,063
Deluxe Corp.                                   2,093       49,316
Donnelley (R.R.) & Sons Co.                    3,536       79,781
Dun & Bradstreet Corp.                         4,533      129,757
Ecolab Inc.                                    3,622      141,484
Equifax Inc.                                   3,960      103,950
McKesson HBOC Inc.                             8,023      167,982
Paychex Inc.                                  10,471      439,761
Quintiles Transnational Corp.+                 3,281       46,344
-----------------------------------------------------------------
                                                        1,752,250
-----------------------------------------------------------------

COMPUTERS - 7.38%
-----------------------------------------------------------------
Adaptec Inc.+                                  2,968       67,522
Apple Computer Inc.+                           9,088      475,984
Cabletron Systems+                             5,140      129,785
Ceridian Corp.+                                4,086       98,319
Cisco Systems Inc.+                          196,129   12,466,450
Compaq Computer Corp.                         47,948    1,225,671
Computer Sciences Corp.+                       4,728      353,123
Dell Computer Corp.+                          72,711    3,585,561
Electronic Data Systems Corp.                 13,240      546,150
EMC Corporation+                              61,212    4,709,498
Gateway Inc.+                                  8,946      507,685
Hewlett-Packard Co.                           28,252    3,527,969
International Business Machines Corp.         50,009    5,479,111
Lexmark International Group Inc. "A"+          3,585      241,091
NCR Corp.+                                     2,773      107,974
Network Appliance Inc.+                        8,652      696,486
Sapient Corp.+                                 1,650      176,447
Seagate Technology Inc.+                       6,094      335,170
Sun Microsystems Inc.+                        44,700    4,064,906
3Com Corp.+                                    9,687      558,213
Unisys Corp.+                                  8,786      127,946
Veritas Software Corp.+                       10,957    1,238,312
-----------------------------------------------------------------
                                                       40,719,373
-----------------------------------------------------------------

COSMETICS / PERSONAL CARE - 0.99%
-----------------------------------------------------------------
Alberto-Culver Co. "B"                         1,584       48,411
Avon Products Inc.                             6,799      302,555
Colgate-Palmolive Co.                         16,369      980,094
Gillette Co.                                  29,586  $ 1,033,661
International Flavors & Fragrances Inc.        3,015       91,015
Kimberly-Clark Corp.                          15,726      902,279
Procter & Gamble Co.                          36,975    2,116,819
-----------------------------------------------------------------
                                                        5,474,834
-----------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.11%
-----------------------------------------------------------------
Costco Wholesale Corp.+                       12,587      415,371
Genuine Parts Co.                              5,095      101,900
Grainger (W.W.) Inc.                           2,662       82,023
-----------------------------------------------------------------
                                                          599,294
-----------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 3.38%
-----------------------------------------------------------------
American Express Co.                          37,754    1,967,927
Associates First Capital Corp.                20,603      459,704
Bear Stearns Companies Inc.                    3,256      135,531
Capital One Financial Corp.                    5,559      248,070
Citigroup Inc.                                95,191    5,735,258
Countrywide Credit Industries Inc.             3,227       97,818
Federal Home Loan Mortgage
  Corporation                                 19,682      797,121
Federal National Mortgage
  Association                                 28,482    1,486,404
Franklin Resources Inc.                        6,996      212,504
Household International Inc.                  13,293      552,490
Lehman Brothers Holdings Inc.                  3,409      322,364
MBNA Corp.                                    22,779      617,880
Merrill Lynch & Co. Inc.                      10,653    1,225,095
Morgan Stanley Dean Witter & Co.              31,927    2,657,923
Paine Webber Group Inc.                        4,028      183,274
Price (T. Rowe) Associates                     3,406      144,755
Providian Financial Corp.                      3,980      358,200
Schwab (Charles) Corp.                        37,550    1,262,619
SLM Holding Corp.                              4,465      167,158
-----------------------------------------------------------------
                                                       18,632,095
-----------------------------------------------------------------

ELECTRIC - 1.05%
-----------------------------------------------------------------
AES Corp.+                                    12,118      552,884
Ameren Corp.                                   3,881      130,984
American Electric Power Inc.                   9,116      270,073
Cinergy Corp.                                  4,481      113,985
CMS Energy Corp.                               3,323       73,521
Consolidated Edison Inc.                       6,111      181,038
Constellation Energy Group Inc.                4,202      136,828
CP&L Energy Inc.                               4,513      144,134
Dominion Resources Inc.                        6,733      288,677
DTE Energy Co.                                 4,074      124,512
Duke Energy Corp.                             10,377      585,003
Edison International                           9,572      196,226
Entergy Corp.                                  6,638      180,471
FirstEnergy Corp.                              6,598      154,228
Florida Progress Corp.                         2,808      131,625
FPL Group Inc.                                 5,053      250,123
GPU Inc.                                       3,474       94,015
New Century Energies Inc.                      3,275       98,250
Niagara Mohawk Holdings Inc.+                  5,060       70,524

ASSET ALLOCATION MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule Of Investments (Continued)


Security                                     Shares      Value
--------------------------------------------------------------
ELECTRIC (Continued)
--------------------------------------------------------------
Northern States Power Co.                     4,381   $ 88,441
PECO Energy Co.                               4,878    196,644
PG&E Corp.                                   10,831    266,713
Pinnacle West Capital Corp.                   2,403     81,402
PP & L Resources Inc.                         4,029     88,386
Public Service Enterprise Group Inc.          6,158    213,221
Reliant Energy Inc.                           8,362    247,202
Southern Co.                                 18,435    429,766
TXU Corporation                               7,578    223,551
Unicom Corp.                                  5,127    198,351
--------------------------------------------------------------
                                                     5,810,778
--------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.22%
--------------------------------------------------------------
American Power Conversion Corp.+              5,450    222,428
Emerson Electric Co.                         12,098    730,417
Molex Inc.                                    5,517    265,506
--------------------------------------------------------------
                                                     1,218,351
--------------------------------------------------------------

ELECTRONICS - 0.95%
--------------------------------------------------------------
Agilent Technologies Inc.+                   12,777    942,304
Analog Devices Inc.+                          9,926    754,376
Johnson Controls Inc.                         2,422    124,279
Linear Technology Corp.                       8,814    563,545
Maxim Integrated Products Inc.+               7,850    533,309
Millipore Corp.                               1,274     96,028
Parker Hannifin Corp.                         3,217    110,182
PE Corp. (Biosystems Group)                   5,802    382,207
PerkinElmer Inc.                              1,378     91,120
Sanmina Corp.+                                4,200    359,100
Solectron Corp.+                             16,796    703,332
Tektronix Inc.                                1,321     97,754
Teradyne Inc.+                                4,808    353,388
Thermo Electron Corp.+                        4,535     95,518
Thomas & Betts Corp.                          1,651     31,575
--------------------------------------------------------------
                                                     5,238,017
--------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.01%
--------------------------------------------------------------
Fluor Corp.                                   2,182     69,006
--------------------------------------------------------------
                                                        69,006
--------------------------------------------------------------

ENTERTAINMENT - 0.01%
--------------------------------------------------------------
Harrah's Entertainment Inc.+                  3,628     75,961
--------------------------------------------------------------
                                                        75,961
--------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.07%
--------------------------------------------------------------
Allied Waste Industries Inc.+                 5,349     53,490
Waste Management Inc.                        17,526    332,994
--------------------------------------------------------------
                                                       386,484
--------------------------------------------------------------

FOOD - 1.24%
--------------------------------------------------------------
Albertson's Inc.                             11,976    398,202
Archer-Daniels-Midland Co.                   17,160    168,382
Bestfoods                                     7,813    541,050
Campbell Soup Co.                            12,051    350,985
ConAgra Inc.                                 13,925   $265,445
General Mills Inc.                            8,358    319,693
Great Atlantic & Pacific Tea Co.              1,158     19,252
Heinz (H.J.) Co.                             10,051    439,731
Hershey Foods Corp.                           3,906    190,173
Kellogg Co.                                  11,471    341,262
Kroger Co.+                                  23,719    523,300
Nabisco Group Holdings Corp. "A"              9,274    240,544
Quaker Oats Co.                               3,720    279,465
Ralston Purina Co.                            8,592    171,303
Safeway Inc.+                                14,099    636,217
Sara Lee Corp.                               24,707    477,154
Super Value Inc.                              3,950     75,297
Sysco Corp.                                   9,344    393,616
Unilever NV                                  16,212    697,116
Winn-Dixie Stores Inc.                        4,145     59,325
Wrigley William Jr. Co.                       3,303    264,859
--------------------------------------------------------------
                                                     6,852,371
--------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.25%
--------------------------------------------------------------
Boise Cascade Corp.                           1,638     42,383
Fort James Corp.                              5,996    138,658
Georgia-Pacific Corp.                         4,816    126,420
International Paper Co.                      13,652    407,000
Louisiana-Pacific Corp.                       3,017     32,810
Mead Corp.                                    2,931     74,008
Potlatch Corp.                                  824     27,295
Temple-Inland Inc.                            1,577     66,234
Westvaco Corp.                                2,848     70,666
Weyerhaeuser Co.                              6,635    285,305
Willamette Industries Inc.                    3,155     85,974
--------------------------------------------------------------
                                                     1,356,753
--------------------------------------------------------------

GAS - 0.04%
--------------------------------------------------------------
Eastern Enterprises                             751     47,313
NICOR Inc.                                    1,327     43,293
ONEOK Inc.                                      856     22,202
Peoples Energy Corp.                          1,022     33,087
Sempra Energy                                 5,792     98,464
--------------------------------------------------------------
                                                       244,359
--------------------------------------------------------------

HAND/MACHINE TOOLS - 0.04%
--------------------------------------------------------------
Black & Decker Corp.                          2,490     97,888
Snap-On Inc.                                  1,684     44,837
Stanley Works (The)                           2,557     60,729
--------------------------------------------------------------
                                                       203,454
--------------------------------------------------------------

HEALTH CARE - 1.69%
--------------------------------------------------------------
Allergan Inc.                                 3,674    273,713
Bard (C.R.) Inc.                              1,436     69,108
Bausch & Lomb Inc.                            1,579    122,175
Baxter International Inc.                     8,228    578,531
Becton Dickinson & Co.                        7,198    206,493
Biomet Inc.                                   3,233    124,268
Boston Scientific Corp.+                     11,673    256,076

ASSET ALLOCATION MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule Of Investments (Continued)


Security                                  Shares        Value
-------------------------------------------------------------

HEALTH CARE (Continued)
-------------------------------------------------------------
Guidant Corp.+                             8,717  $   431,491
HCA - The Healthcare Company              15,859      481,717
Healthsouth Corp.+                        10,975       78,883
Humana Inc.+                               4,733       23,073
Johnson & Johnson                         39,252    3,998,798
Mallinckrodt Group Inc.                    1,945       84,486
Manor Care Inc.+                           2,929       20,503
Medtronic Inc.                            33,821    1,684,709
St. Jude Medical Inc.+                     2,398      110,008
Tenet Healthcare Corp.                     8,855      239,085
UnitedHealth Group Inc.                    4,624      396,508
Wellpoint Health Networks Inc.+            1,831      132,633
-------------------------------------------------------------
                                                    9,312,258
-------------------------------------------------------------

HOLDING COMPANIES-DIVERSIFIED - 0.13%
-------------------------------------------------------------
Seagram Co. Ltd.                          12,266      711,428
-------------------------------------------------------------
                                                      711,428
-------------------------------------------------------------

HOME BUILDERS - 0.02%
-------------------------------------------------------------
Centex Corp.                               1,695       39,833
Kaufman & Broad Home Corp.                 1,354       26,826
Pulte Corp.                                1,241       26,837
-------------------------------------------------------------
                                                       93,496
-------------------------------------------------------------
HOME FURNISHINGS - 0.05%
-------------------------------------------------------------
Leggett & Platt Inc.                       5,570       91,905
Maytag Corp.                               2,360       87,025
Whirlpool Corp.                            2,118       98,752
-------------------------------------------------------------
                                                      277,682
-------------------------------------------------------------

HOUSEHOLD PRODUCTS/WARES - 0.16%
-------------------------------------------------------------
American Greetings Corp. "A"               1,824       34,656
Avery Dennison Corp.                       3,211      215,538
Clorox Co.                                 6,665      298,675
Fortune Brands Inc.                        4,610      106,318
Newell Rubbermaid Inc.                     7,699      198,249
Tupperware Corp.                           1,623       35,706
-------------------------------------------------------------
                                                      889,142
-------------------------------------------------------------

INSURANCE - 1.89%
-------------------------------------------------------------
Aetna Inc.                                 3,994      256,365
AFLAC Inc.                                 7,517      345,312
Allstate Corp.                            21,178      471,211
American General Corp.                     6,993      426,573
American International Group              43,476    5,108,430
AON Corp.                                  7,284      226,259
Chubb Corp.                                4,958      304,917
CIGNA Corp.                                4,624      432,344
Cincinnati Financial Corp.                 4,623      145,336
Conseco Inc.                               9,396       91,611
Hartford Financial Services Group
  Inc.                                     6,108      341,666
Jefferson-Pilot Corp.                      2,977      168,014
Lincoln National Corp.                     5,527      199,663
Loews Corp.                                2,890      173,400
Marsh & McLennan Companies Inc.            7,560      789,548
MBIA Inc.                                  2,861  $   137,864
MGIC Investment Corp.                      2,990      136,045
Progressive Corporation                    2,064      152,736
SAFECO Corp.                               3,735       74,233
St. Paul Companies Inc.                    6,087      207,719
Torchmark Corp.                            3,685       90,968
UNUMProvident Corp.                        6,850      137,428
-------------------------------------------------------------
                                                   10,417,642
-------------------------------------------------------------

IRON/STEEL - 0.03%
-------------------------------------------------------------
Allegheny Technologies Inc.                2,544       45,792
Bethlehem Steel Corp.+                     3,838       13,673
Nucor Corp.                                2,487       82,537
USX-U.S. Steel Group Inc.                  2,543       47,204
-------------------------------------------------------------
                                                      189,206
-------------------------------------------------------------

LEISURE TIME - 0.15%
-------------------------------------------------------------
Brunswick Corp.                            2,650       43,891
Carnival Corp. "A"                        17,272      336,804
Harley-Davidson Inc.                       8,578      330,253
Sabre Holdings Corp.                       3,620      103,170
-------------------------------------------------------------
                                                      814,118
-------------------------------------------------------------

LODGING - 0.06%
-------------------------------------------------------------
Hilton Hotels Corp.                       10,453       97,997
Marriott International Inc.                6,896      248,687
-------------------------------------------------------------
                                                      346,684
-------------------------------------------------------------

MACHINERY - 0.23%
-------------------------------------------------------------
Briggs & Stratton Corp.                      658       22,537
Caterpillar Inc.                           9,969      337,700
Cummins Engine Company Inc.                1,201       32,727
Deere & Co.                                6,616      244,792
Dover Corp.                                5,775      234,248
Ingersoll-Rand Co.                         4,629      186,317
McDermott International Inc.               1,688       14,876
Rockwell International Corp.               5,368      169,092
-------------------------------------------------------------
                                                    1,242,289
-------------------------------------------------------------

MANUFACTURERS - 4.03%
-------------------------------------------------------------
Cooper Industries Inc.                     2,698       87,854
Corning Inc.                               7,820    2,110,423
Crane Co.                                  1,878       45,659
Danaher Corp.                              4,016      198,541
Eastman Kodak Co.                          8,817      524,612
Eaton Corp.                                2,079      139,293
FMC Corp.+                                   893       51,794
General Electric Co.                     278,736   14,773,008
Illinois Tool Works Inc.                   8,527      486,039
ITT Industries Inc.                        2,529       76,818
Minnesota Mining &
Manufacturing Co.                         11,170      921,525
National Service Industries Inc.           1,149       22,406
Pall Corp.                                 3,505       64,843
Polaroid Corp.                             1,334       24,095

ASSET ALLOCATION MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule Of Investments (Continued)


Security                                Shares           Value
--------------------------------------------------------------

MANUFACTURERS (Continued)
--------------------------------------------------------------
PPG Industries Inc.                      4,885   $     216,467
Textron Inc.                             4,124         223,985
Tyco International Ltd.                 47,658       2,257,798
--------------------------------------------------------------
                                                    22,225,160
--------------------------------------------------------------

MEDIA - 2.08%
--------------------------------------------------------------
Clear Channel Communications Inc.+       9,578         718,350
Comcast Corp. "A"+                      25,409       1,029,065
Disney (Walt) Co.                       58,614       2,274,956
Dow Jones & Co. Inc.                     2,552         186,934
Gannett Co. Inc.                         7,600         454,575
Harcourt General Inc.                    2,023         110,001
Knight Ridder Inc.                       2,286         121,587
McGraw-Hill Companies Inc.               5,530         298,620
Meredith Corp.                           1,444          48,735
New York Times Co. "A"                   4,843         191,299
Time Warner Inc.                        36,725       2,791,100
Tribune Co.                              8,839         309,365
Viacom Inc. "B"+                        43,044       2,935,063
--------------------------------------------------------------
                                                    11,469,650
--------------------------------------------------------------

METAL FABRICATE / HARDWARE - 0.01%
--------------------------------------------------------------
Timken Co.                               1,762          32,817
Worthington Industries Inc.              2,570          26,985
--------------------------------------------------------------
                                                        59,802
--------------------------------------------------------------

METALS-DIVERSIFIED - 0.20%
--------------------------------------------------------------
Alcan Aluminium Ltd.                     6,208         192,448
Alcoa Inc.                              24,466         709,514
Freeport-McMoRan Copper & Gold
  Inc.+                                  4,640          42,920
Inco Ltd.+                               5,381          82,733
Phelps Dodge Corp.                       2,303          85,643
--------------------------------------------------------------
                                                     1,113,258
--------------------------------------------------------------

MINING - 0.08%
--------------------------------------------------------------
Barrick Gold Corp.                      11,147         202,736
Homestake Mining Company                 7,487          51,473
Newmont Mining Corp.                     4,803         103,865
Placer Dome Inc.                         9,266          88,606
--------------------------------------------------------------
                                                       446,680
--------------------------------------------------------------

OFFICE / BUSINESS EQUIPMENT - 0.12%
--------------------------------------------------------------
Pitney Bowes Inc.                        7,369         294,760
Xerox Corp.                             18,790         389,893
--------------------------------------------------------------
                                                       684,653
--------------------------------------------------------------

OIL & GAS PRODUCERS - 3.14%
--------------------------------------------------------------
Amerada Hess Corp.                       2,587         159,747
Anadarko Petroleum Corp.                 3,599         177,476
Apache Corp.                             3,257         191,552
Burlington Resources Inc.                6,160         235,620
Chevron Corp.                           18,399       1,560,465
Coastal Corp.                            6,027         366,894
Conoco Inc.                             17,711   $     435,026
Exxon Mobil Corp.                       97,846       7,680,911
Kerr-McGee Corp.                         2,703         159,308
Occidental Petroleum Corp.              10,383         218,692
Phillips Petroleum Co.                   7,184         364,139
Rowan Companies Inc.+                    2,611          79,309
Royal Dutch Petroleum Co.               60,480       3,723,300
Sunoco Inc.                              2,557          75,272
Texaco Inc.                             15,670         834,428
Tosco Corp.                              4,035         114,241
Transocean Sedco Forex Inc.              5,906         315,602
Union Pacific Resources Group            7,140         157,080
Unocal Corp.                             6,859         227,204
USX-Marathon Group Inc.                  8,808         220,751
--------------------------------------------------------------
                                                    17,297,017
--------------------------------------------------------------

OIL & GAS SERVICES - 0.37%
--------------------------------------------------------------
Baker Hughes Inc.                        9,317         298,144
Halliburton Co.                         12,467         588,287
Schlumberger Ltd.                       15,623       1,165,866
--------------------------------------------------------------
                                                     2,052,297
--------------------------------------------------------------

PACKAGING & CONTAINERS - 0.06%
--------------------------------------------------------------
Ball Corp.                                 867          27,907
Bemis Co.                                1,495          50,269
Crown Cork & Seal Co. Inc.               3,685          55,275
Owens-Illinois Inc.+                     4,240          49,555
Pactiv Corp.+                            4,823          37,981
Sealed Air Corp.+                        2,397         125,543
--------------------------------------------------------------
                                                       346,530
--------------------------------------------------------------

PHARMACEUTICALS - 5.30%
--------------------------------------------------------------
Abbott Laboratories                     43,522       1,939,449
ALZA Corp.+                              2,910         172,054
American Home Products Corp.            36,834       2,163,998
Bristol-Myers Squibb Co.                55,694       3,244,176
Cardinal Health Inc.                     7,828         579,272
Lilly (Eli) and Company                 31,472       3,143,266
MedImmune Inc.+                          5,700         421,800
Merck & Co. Inc.                        64,895       4,972,579
Pfizer Inc.                            178,306       8,558,700
Pharmacia & Upjohn Inc.                 35,443       1,831,960
Schering-Plough Corp.                   41,353       2,088,327
Watson Pharmaceutical Inc.+              2,747         147,651
--------------------------------------------------------------
                                                    29,263,232
--------------------------------------------------------------

PIPELINES - 0.42%
--------------------------------------------------------------
Columbia Energy Group                    2,321         152,316
EL Paso Energy Corp.                     6,443         328,190
Enron Corp.                             20,252       1,306,254
Williams Companies Inc.                 12,310         513,173
--------------------------------------------------------------
                                                     2,299,933
--------------------------------------------------------------

RETAIL - 3.51%
--------------------------------------------------------------
AutoZone Inc.+                           3,894          85,668

ASSET ALLOCATION MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule Of Investments (Continued)


Security                                Shares            Value
---------------------------------------------------------------

RETAIL (Continued)
---------------------------------------------------------------
Bed Bath & Beyond Inc.+                  3,932   $      142,535
Best Buy Co. Inc.+                       5,799          366,787
Circuit City Stores Inc.                 5,762          191,226
Consolidated Stores Corp.+               3,145           37,740
CVS Corp.                               11,061          442,440
Darden Restaurants Inc.                  3,594           58,403
Dillards Inc. "A"                        2,954           36,187
Dollar General Corp.                     9,350          182,325
Federated Department Stores Inc.+        5,927          200,036
Gap Inc.                                24,112          753,500
Home Depot Inc.                         65,183        3,255,076
Kmart Corp.+                            13,867           94,469
Kohls Corp.+                             9,262          515,199
Limited Inc.                            12,182          263,436
Longs Drug Stores Inc.                   1,105           24,034
Lowe's Companies Inc.                   10,779          442,613
May Department Stores Co.                9,418          226,032
McDonald's Corp.                        37,832        1,246,092
Nordstrom Inc.                           3,771           90,975
Office Depot Inc.+                       9,350           58,438
Penney (J.C.) Company Inc.               7,399          136,419
RadioShack Corp.                         5,372          254,499
Rite Aid Corp.                           7,457           48,937
Sears, Roebuck and Co.                  10,119          330,132
Staples Inc.+                           13,278          204,149
Starbucks Corp.+                         5,200          198,575
Target Corporation                      12,401          719,258
Tiffany & Co.                            2,050          138,375
TJX Companies Inc.                       8,672          162,600
Toys R Us Inc.+                          6,389           93,040
Tricon Global Restaurants Inc.+          4,230          119,498
Walgreen Co.                            28,558          919,211
Wal-Mart Stores Inc.                   125,710        7,244,039
Wendy's International Inc.               3,356           59,779
---------------------------------------------------------------
                                                     19,341,722
---------------------------------------------------------------

SEMICONDUCTORS - 4.05%
---------------------------------------------------------------
Advanced Micro Devices Inc.+             4,162          321,515
Altera Corp.+                            5,650          575,947
Applied Materials Inc.+                 22,417        2,031,541
Conexant Systems Inc.+                   6,070          295,154
Intel Corp.                             94,446       12,626,250
KLA-Tencor Corp.+                        5,186          303,705
LSI Logic Corp.+                         8,432          456,382
Micron Technology Inc.+                 15,288        1,346,300
National Semiconductor Corp.+            4,835          274,386
Novellus Systems Inc.+                   3,650          206,453
Texas Instruments Inc.                  45,958        3,156,740
Xilinx Inc.+                             9,083          749,915
---------------------------------------------------------------
                                                     22,344,288
---------------------------------------------------------------

SOFTWARE - 5.21
---------------------------------------------------------------
Adobe Systems Inc.                       3,369          437,970
America Online Inc.+                    64,670        3,411,343
Autodesk Inc.                            1,772           61,466
Automatic Data Processing               17,751          950,788
BMC Software Inc.+                       6,923          252,581
Citrix Systems Inc.+                     5,078   $       96,165
Computer Associates International
  Inc.                                  16,668          853,193
Compuware Corp.+                        10,220          106,033
First Data Corp.                        11,674          579,322
IMS Health Inc.                          8,627          155,286
Mercury Interactive Corp.+               2,250          217,688
Microsoft Corp.+                       148,072       11,845,760
Novell Inc.+                             9,295           85,979
Oracle Corp.+                           79,968        6,722,310
Parametric Technology Corp.+             7,781           85,591
PeopleSoft Inc.+                         7,617          127,585
Siebel Systems Inc.+                     5,450          891,416
Yahoo! Inc.+                            15,090        1,869,274
---------------------------------------------------------------
                                                     28,749,750
---------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 2.99%
---------------------------------------------------------------
ADC Telecommunications Inc.+             9,526          798,988
Andrew Corp.+                            2,306           77,395
Comverse Technology Inc.+                4,310          400,830
Lucent Technologies Inc.                91,323        5,410,888
Motorola Inc.                           60,186        1,749,156
Nortel Networks Corp.                   83,108        5,672,121
QUALCOMM Inc.+                          20,893        1,253,580
Scientific-Atlanta Inc.                  4,469          332,941
Tellabs Inc.+                           11,364          777,724
---------------------------------------------------------------
                                                     16,473,623
---------------------------------------------------------------

TELECOMMUNICATIONS - 0.62%
---------------------------------------------------------------
Global Crossing Ltd.+                   24,857          654,050
Nextel Communications Inc. "A"+         20,886        1,277,962
Sprint Corp. (PCS Group)+               25,281        1,504,220
---------------------------------------------------------------
                                                      3,436,232
---------------------------------------------------------------

TELEPHONE - 3.72%
---------------------------------------------------------------
Alltel Corp.                             8,913          552,049
AT&T Corp.                             105,351        3,331,722
Bell Atlantic Corp.                     43,662        2,218,575
BellSouth Corp.                         53,123        2,264,368
CenturyTel Inc.                          3,907          112,326
GTE Corp.                               27,193        1,692,764
SBC Communications Inc.                 95,990        4,151,568
Sprint Corp. (FON Group)                24,653        1,257,303
US West Communications Inc.             14,299        1,226,139
WorldCom Inc.+                          80,456        3,690,919
---------------------------------------------------------------
                                                     20,497,733
---------------------------------------------------------------

TEXTILES - 0.00%
---------------------------------------------------------------
Springs Industries Inc. "A"                508           16,351
---------------------------------------------------------------
                                                         16,351
---------------------------------------------------------------

TOBACCO - 0.32%
---------------------------------------------------------------
Philip Morris Companies Inc.            64,663        1,717,620

ASSET ALLOCATION MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule Of Investments (Continued)


Security                                Shares            Value
---------------------------------------------------------------

TOBACCO (Continued)
---------------------------------------------------------------
UST Inc.                                 4,845   $       71,161
---------------------------------------------------------------
                                                      1,788,781
---------------------------------------------------------------

TOYS / GAMES / HOBBIES - 0.04%
---------------------------------------------------------------
Hasbro Inc.                              4,967           74,815
Mattel Inc.                             11,876          156,615
---------------------------------------------------------------
                                                        231,430
---------------------------------------------------------------

TRANSPORTATION - 0.26%
---------------------------------------------------------------
Burlington Northern Santa Fe Corp.      12,257          281,145
CSX Corp.                                6,164          130,600
FedEx Corp.+                             8,208          311,904
Kansas City Southern Industries Inc.     3,134          277,947
Norfolk Southern Corp.                  10,779          160,338
Union Pacific Corp.                      7,043          261,912
---------------------------------------------------------------
                                                      1,423,846
---------------------------------------------------------------

TRUCKING & LEASING - 0.01%
---------------------------------------------------------------
Ryder System Inc.                        1,689           31,985
---------------------------------------------------------------
                                                         31,985
---------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $275,222,914)                                352,268,798
---------------------------------------------------------------


---------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 34.64%

U.S. GOVERNMENT SECURITIES - 34.64%
---------------------------------------------------------------
U.S. Treasury Bonds
  5.25%, 11/15/28               $    6,110,000        5,407,350
  5.25%, 02/15/29                    6,610,000        5,864,313
  5.50%, 08/15/28                    6,360,000        5,833,316
  6.00%, 02/15/26                    7,315,000        7,150,412
  6.13%, 11/15/27                   12,110,000       12,072,156
  6.13%, 08/15/29                    6,160,000        6,225,450
  6.25%, 08/15/23                   13,605,000       13,690,031
  6.25%, 05/15/30                    6,300,000        6,613,034
  6.38%, 08/15/27                    5,550,000        5,707,831
  6.50%, 11/15/26                    5,660,000        5,904,087
  6.63%, 02/15/27                    5,800,000        6,149,815
  6.75%, 08/15/26                    5,800,000        6,233,190
  6.88%, 08/15/25                    6,270,000        6,816,669
  7.13%, 02/15/23                    9,620,000       10,672,187
  7.25%, 08/15/22                    5,900,000        6,619,063
  7.50%, 11/15/24                    5,960,000        6,932,225
  7.63%, 11/15/22                    5,425,000        6,335,386
  7.63%, 02/15/25                    6,220,000        7,335,713
  7.88%, 02/15/21                    6,160,000        7,315,000
  8.00%, 11/15/21                   18,620,000       22,472,013
  8.13%, 05/15/21                    6,370,000        7,755,475
  8.13%, 08/15/21                    6,220,000        7,584,513
  8.75%, 08/15/20               $   11,235,000   $   14,412,404
---------------------------------------------------------------
                                                    191,101,633
---------------------------------------------------------------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost: $188,787,425)                                191,101,633
---------------------------------------------------------------

SHORT TERM INSTRUMENTS - 2.69%

---------------------------------------------------------------
Federal Home Loan Mortgage
  Corporation Discount Note
  6.42%, 07/05/00++                  2,745,942        2,745,942
Goldman Sachs Financial Square
  Prime Obligation Fund
  6.57%, 07/03/00++                  1,530,405        1,530,405
Short Term Investment Company
  Liquid Assets Portfolio
  6.67%, 07/03/00++                 10,000,000       10,000,000
U.S. Treasury Bills
  5.47%*, 09/21/00+++                  550,000          543,070
---------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $14,819,281)                                  14,819,417
---------------------------------------------------------------

REPURCHASE AGREEMENTS - 0.83%

---------------------------------------------------------------
Morgan Stanley Tri Party Repurchase
Agreement, dated 06/30/00, due
07/03/00 with a maturity value of
$4,561,435 and an effective yield
of 6.30%.                            4,559,042        4,559,042
---------------------------------------------------------------

TOTAL REPURCHASE AGREEMENTS
(Cost: $4,559,042)                                    4,559,042
---------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 102.01%
(Cost $483,388,662)                                 562,748,890
---------------------------------------------------------------

Other Assets, Less Liabilities - (2.01)%            (11,089,944)
---------------------------------------------------------------

NET ASSETS - 100.00%                             $  551,658,946
===============================================================
+          Non-income earning securities.
++ Represents investment of collateral received from securities lending transactions. See Note 4.
+++ These U.S. Treasury Bills are held in segregated accounts in connection with the Master Portfolio's Holdings of S&p 500 Index Futures contracts. See Note 1.
*          Yield To Maturity.

The accompanying notes are an integral part of these financial statements.

BOND INDEX MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule of Investments


Security                                       Principal         Value
----------------------------------------------------------------------

CORPORATE BONDS & NOTES - 32.11%

AEROSPACE / DEFENSE - 0.78%
----------------------------------------------------------------------
Lockheed Martin Corp.
  8.20%, 12/01/09                            $ 1,500,000   $ 1,514,256
Raytheon Co.
  7.38%, 07/15/25                              1,000,000       849,275
United Technologies Corp.
  6.63%, 11/15/04                              1,000,000       978,128
----------------------------------------------------------------------
                                                             3,341,659
----------------------------------------------------------------------

AUTO MANUFACTURERS - 1.34%
----------------------------------------------------------------------
Chrysler Corp.
  7.45%, 03/01/27                              1,500,000     1,436,962
Ford Motor Co.
  6.38%, 02/01/29                              1,000,000       816,214
  8.88%, 04/01/06                              1,500,000     1,591,153
General Motors Corp.
  6.25%, 05/01/05                              1,000,000       954,049
  7.40%, 09/01/25                              1,000,000       936,020
----------------------------------------------------------------------
                                                             5,734,398
----------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.43%
----------------------------------------------------------------------
Delphi Automotive Systems Corp.
  6.50%, 05/01/09                              1,000,000       898,612
Goodyear Tire & Rubber Co.
  6.63%, 12/01/06                              1,000,000       939,357
----------------------------------------------------------------------
                                                             1,837,969
----------------------------------------------------------------------

BANKS - 5.13%
----------------------------------------------------------------------
ABN Amro Bank NV
  7.30%, 12/01/26                                500,000       440,665
Bank of New York Co. Inc.
  6.50%, 12/01/03                              1,000,000       968,576
Bank of Tokyo-Mitsubishi Ltd.
  8.40%, 04/15/10                              1,000,000     1,009,258
Bank One Corp.
  6.40%, 08/01/02                              1,000,000       981,848
  8.10%, 03/01/02                              1,000,000     1,010,368
BankAmerica Corp.
  6.25%, 04/01/08                              1,870,000     1,706,506
Chase Manhattan Corp.
  5.75%, 04/15/04                              1,000,000       943,821
Dresdner Bank AG
  6.63%, 09/15/05                              1,000,000       952,590
First Union Capital Corp.
  8.04%, 12/01/26                              2,000,000     1,757,366
First Union Corp.
  6.63%, 07/15/05                                500,000       476,246
International Bank of
  Reconstruction & Development
  6.38%, 07/21/05                              1,000,000       972,468
KeyCorp
  6.75%, 03/15/06                              1,500,000     1,427,616
KFW International Finance Inc.
  7.63%, 02/15/04                              3,500,000     3,553,105
  8.00%, 02/15/10                                250,000       263,723


BANKS (Continued)
----------------------------------------------------------------------
Korea Development Bank
  7.13%, 04/22/04                            $ 1,000,000   $   966,942
  7.38%, 09/17/04                              1,000,000       973,768
Mellon Capital II
  8.00%, 01/15/27                              1,000,000       904,086
NationsBank Corp.
  7.75%, 08/15/15                              1,000,000       972,288
Skandinaviska Enskilda Banken
  6.88%, 02/15/09                                500,000       464,045
Swiss Bank Corp.
  7.38%, 07/15/15                              1,200,000     1,144,871
----------------------------------------------------------------------
                                                            21,890,156
----------------------------------------------------------------------

BEVERAGES - 0.96%
----------------------------------------------------------------------
Anheuser-Busch Companies Inc.
  9.00%, 12/01/09                              1,500,000     1,659,628
Coca-Cola Enterprises
  8.00%, 09/15/22                              1,000,000     1,006,749
Diageo PLC
  6.13%, 08/15/05                              1,000,000       947,168
J Seagram & Sons Ltd.
  7.50%, 12/15/18                                500,000       471,975
----------------------------------------------------------------------
                                                             4,085,520
----------------------------------------------------------------------

CHEMICALS - 0.12%
----------------------------------------------------------------------
Dow Chemical Co.
  8.63%, 04/01/06                                500,000       530,582
----------------------------------------------------------------------
                                                               530,582
----------------------------------------------------------------------

COMPUTERS - 0.67%
----------------------------------------------------------------------
International Business Machines Corp.
  5.63%, 04/12/04                              3,000,000     2,858,523
----------------------------------------------------------------------
                                                             2,858,523
----------------------------------------------------------------------

COSMETICS / PERSONAL CARE - 0.23%
----------------------------------------------------------------------
Procter & Gamble Co.
  6.88%, 09/15/09                              1,000,000       974,525
----------------------------------------------------------------------
                                                               974,525
----------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 6.73%
----------------------------------------------------------------------
American General Finance Corp.
  6.38%, 03/01/03                              1,000,000       974,076
Associates Corp. NA
  6.25%, 11/01/08                              1,500,000     1,344,702
  6.95%, 11/01/18                              1,000,000       879,737
Bear Stearns Companies Inc.
  6.75%, 04/15/03                              1,000,000       976,664
CIT Group Holdings
  6.63%, 06/15/05                              1,000,000       944,645
Citigroup Inc.
  7.88%, 05/15/25                              1,000,000       991,369
Countrywide Funding Corp.
  6.88%, 09/15/05                              1,000,000       948,225

BOND INDEX MASTER PORTFOLIO
JUne 30, 2000 (Unaudited)
Schedule of Investments (Continued)


Security                                  Principal        Value
----------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (Continued)
----------------------------------------------------------------
Ford Motor Credit Co.
  6.50%, 02/28/02                       $ 3,400,000  $ 3,352,359
  7.50%, 06/15/03                         1,000,000      995,563
General Motors Acceptance Corp.
  7.13%, 05/01/03                         4,500,000    4,463,856
Household Finance Corp.
  6.00%, 05/01/04                         2,000,000    1,884,770
  6.70%, 06/15/02                         1,000,000      981,061
Lehman Brothers Inc.
  7.63%, 06/01/06                         2,500,000    2,435,450
Merrill Lynch & Co. Inc.
  6.00%, 02/17/09                         3,000,000    2,654,319
  6.38%, 10/15/08                         1,000,000      910,705
Morgan Stanley Dean Witter & Co.
  7.13%, 01/15/03                         1,000,000      993,347
  8.00%, 06/15/10                         1,000,000    1,009,857
Norwest Financial Inc.
  5.38%, 09/30/03                         1,000,000      942,224
Pemex Finance Ltd.
  9.69%, 08/15/09                         1,000,000    1,054,260
----------------------------------------------------------------
                                                      28,737,189
----------------------------------------------------------------

ELECTRIC - 2.75%
----------------------------------------------------------------
Duke Energy Corp.
  6.00%, 12/01/28                         2,000,000    1,584,084
Enersis SA
  7.40%, 12/01/16                         1,000,000      865,807
Houston Lighting & Power Co.
  6.50%, 04/21/03                         4,000,000    3,895,036
Korea Electric Power Corp.
  6.38%, 12/01/03                         1,000,000      942,709
Niagara Mohawk Power Corp.
  7.38%, 07/01/03                           756,098      743,943
  7.63%, 10/01/05                           529,268      520,085
Northern States Power Co.
  6.50%, 03/01/28                         1,500,000    1,281,182
Texas Utilities Co.
  6.38%, 01/01/08                         1,000,000      899,864
Virginia Electric & Power Co.
  7.38%, 07/01/02                         1,000,000    1,002,482
----------------------------------------------------------------
                                                      11,735,192
----------------------------------------------------------------

FOOD - 0.74%
----------------------------------------------------------------
Albertson's Inc.
  6.63%, 06/01/28                         1,000,000      825,305
Archer-Daniels-Midland Co.
  8.38%, 04/15/17                           500,000      517,726
Fred Meyer Inc.
  7.45%, 03/01/08                         1,000,000      956,417
Kroger Co.
  7.00%, 05/01/18                         1,000,000      872,229
----------------------------------------------------------------
                                                       3,171,677
----------------------------------------------------------------

HEALTH CARE - 0.47%
----------------------------------------------------------------
Baxter International Inc.
  7.63%, 11/15/02                         1,000,000    1,008,335

HEALTH CARE (Continued)
----------------------------------------------------------------
Becton Dickinson & Co.
  7.15%, 10/01/09                       $ 1,000,000  $   982,357
----------------------------------------------------------------
                                                       1,990,692
----------------------------------------------------------------

INSURANCE - 0.22%
----------------------------------------------------------------
Aetna Services Inc.
  7.13%, 08/15/06                         1,000,000      948,474
----------------------------------------------------------------
                                                         948,474
----------------------------------------------------------------

MACHINERY-CONSTRUCTION & MINING - 0.23%
----------------------------------------------------------------
Caterpillar Inc.
  7.25%, 09/15/09                         1,000,000      980,888
----------------------------------------------------------------
                                                         980,888
----------------------------------------------------------------

MANUFACTURERS - 0.20%

Tyco International Group
  6.88%, 01/15/29                         1,000,000      855,130
----------------------------------------------------------------
                                                         855,130
----------------------------------------------------------------

MEDIA - 2.45%
----------------------------------------------------------------
Comcast Cable Communications
  8.38%, 05/01/07                         2,000,000    2,038,628
Disney (Walt) Co.
  5.13%, 12/15/03                         2,000,000    1,874,334
  6.75%, 03/30/06                           500,000      489,414
Time Warner Entertainment Co.
  8.38%, 03/15/23                         2,500,000    2,554,110
Viacom Inc.
  7.75%, 06/01/05                         3,500,000    3,524,392
----------------------------------------------------------------
                                                      10,480,878
----------------------------------------------------------------

MULTI-NATIONAL - 0.73%
----------------------------------------------------------------
African Development Bank
  7.75%, 12/15/01                           500,000      503,946
Asian Development Bank
  6.75%, 06/11/07                         1,000,000      977,674
Inter-American Development Bank
  5.75%, 02/26/08                         1,000,000      918,784
  8.40%, 09/01/09                           200,000      216,477
  8.50%, 03/15/11                           450,000      495,393
----------------------------------------------------------------
                                                       3,112,274
----------------------------------------------------------------

OIL & GAS PRODUCERS - 1.13%
----------------------------------------------------------------
Amoco Canada
  7.25%, 12/01/02                         1,000,000    1,002,726
Conoco Inc.
  5.90%, 04/15/04                         2,000,000    1,905,182
Kerr-McGee Corp.
  6.63%, 10/15/07                         1,120,000    1,042,383
Phillips 66 Capital Trust II
  8.00%, 01/15/37                         1,000,000      861,060
----------------------------------------------------------------
                                                       4,811,351
----------------------------------------------------------------

BOND INDEX MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule of Investments (Continued)


Security                                  Principal      Value
--------------------------------------------------------------

PHARMACEUTICALS - 0.23%
--------------------------------------------------------------
American Home Products Corp.
  6.50%, 10/15/02                    $ 1,000,000  $    989,941
--------------------------------------------------------------
                                                       989,941
--------------------------------------------------------------

PIPELINES - 0.23%
--------------------------------------------------------------
Sonat Inc.
  7.63%, 07/15/11                      1,000,000       977,437
--------------------------------------------------------------
                                                       977,437
--------------------------------------------------------------

REAL ESTATE - 0.22%
--------------------------------------------------------------
EOP Operating LP
  6.38%, 02/15/03                      1,000,000       960,189
--------------------------------------------------------------
                                                       960,189
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.22%
--------------------------------------------------------------
Prologis Trust
  7.10%, 04/15/08                      1,000,000       917,672
--------------------------------------------------------------
                                                       917,672
--------------------------------------------------------------

RETAIL - 0.86%
--------------------------------------------------------------
Penney (J.C.) Company Inc.
  8.25%, 08/15/22                      2,000,000     1,546,500
Wal-Mart Stores Inc.
  8.50%, 09/15/24                      2,000,000     2,120,314
--------------------------------------------------------------
                                                     3,666,814
--------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 0.23%
--------------------------------------------------------------
Motorola Inc.
  7.50%, 05/15/25                      1,000,000       993,539
--------------------------------------------------------------
                                                       993,539
--------------------------------------------------------------

TELECOMMUNICATIONS - 0.30%
--------------------------------------------------------------
Bell Telephone Canada
  9.50%, 10/15/10                        250,000       282,887
MCI Communications Corp.
  6.13%, 04/15/02                      1,000,000       976,450
--------------------------------------------------------------
                                                     1,259,337
--------------------------------------------------------------

TELEPHONE - 3.46%
--------------------------------------------------------------
AT&T Corp.
  6.00%, 03/15/09                      1,500,000     1,337,459
  6.50%, 09/15/02                      2,000,000     1,966,454
Deutsche Telekom
  International Finance
  8.25%, 06/15/30                      1,000,000     1,016,900
New York Telephone Co.
  6.00%, 04/15/08                        500,000       446,364
  7.00%, 12/01/33                      2,305,000     2,013,418
Sprint Capital Corp.
  6.13%, 11/15/08                      4,000,000     3,564,100
U.S. West Capital Funding Inc.
  6.13%, 07/15/02                      1,000,000       978,346


TELEPHONE (Continued)
--------------------------------------------------------------
US West Communications Inc.
  7.63%, 06/09/03                    $ 1,000,000  $    998,124
WorldCom Inc.
  6.25%, 08/15/03                      1,000,000       964,058
  7.55%, 04/01/04                      1,500,000     1,497,951
--------------------------------------------------------------
                                                    14,783,174
--------------------------------------------------------------

TOBACCO - 0.10%
--------------------------------------------------------------
Imperial Tobacco Group PLC
  7.13%, 04/01/09                        500,000       444,723
--------------------------------------------------------------
                                                       444,723
--------------------------------------------------------------

TRANSPORTATION - 0.95%
--------------------------------------------------------------
Canadian National Railway Co.
  6.45%, 07/15/00                      1,300,000     1,209,667
CSX Corp.
  7.90%, 05/01/17                      1,000,000       949,723
Norfolk Southern Corp.
  7.80%, 05/15/27                      1,000,000       961,520
Union Pacific Corp.
  6.79%, 11/09/07                      1,000,000       934,546
--------------------------------------------------------------
                                                     4,055,456
--------------------------------------------------------------

TOTAL CORPORATE BONDS & NOTES
(Cost: $145,481,917)                               137,125,359
--------------------------------------------------------------

FOREIGN GOVERNMENT BONDS &
NOTES++ - 2.91%
--------------------------------------------------------------
British Columbia (Province of)
  6.50%, 01/15/26                      1,000,000       885,352
Chile (Republic of)
  6.88%, 04/28/09                      1,000,000       923,734
Corp. Andina de Fomento
  7.75%, 03/01/04                      2,000,000     1,979,770
Hydro Quebec
  8.40%, 01/15/22                      2,000,000     2,114,198
Mexico Government
  International Bond
  9.88%, 01/15/07                      1,000,000     1,030,000
  11.50%, 05/15/26                     1,000,000     1,202,500
New Brunswick (Province of)
  7.63%, 06/29/04                      1,200,000     1,211,714
Ontario (Province of)
  7.63%, 06/22/04                        750,000       758,552
  7.75%, 06/04/02                      2,300,000     2,323,653
--------------------------------------------------------------

TOTAL FOREIGN GOVERNMENT
BONDS & NOTES
(Cost: $13,073,301)                                 12,429,473
--------------------------------------------------------------

BOND INDEX MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule of Investments (Continued)

Security                                      Principal        Value
--------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 62.08%

U.S. GOVERNMENT AGENCY BONDS AND NOTES - 14.93%
--------------------------------------------------------------------
Federal Home Loan Bank
  5.02%, 02/11/02                           $ 3,500,000  $ 3,400,470
  5.13%, 09/15/03                             2,500,000    2,369,662
  5.40%, 01/15/03                             1,500,000    1,446,433
  5.50%, 01/21/03                             1,000,000      966,323
  5.95%, 07/28/08                             3,500,000    3,238,665
  6.09%, 06/02/06                             2,500,000    2,384,147
  6.13%, 08/15/03                             1,000,000      975,206
  6.61%, 06/09/04                             3,000,000    2,930,100
Federal Home Loan
  Mortgage Corporation
  5.00%, 01/15/04                             5,000,000    4,684,635
  5.13%, 10/15/08                             3,400,000    2,960,557
  5.50%, 05/15/02                             1,000,000      975,654
  5.63%, 02/20/04                             1,000,000      952,856
  5.75%, 04/15/08                             1,000,000      916,906
  5.75%, 03/15/09                               500,000      453,973
  5.90%, 05/04/04                             3,500,000    3,353,994
  6.30%, 06/01/04                             1,000,000      968,547
  6.75%, 09/15/29                             1,000,000      956,254
  7.00%, 02/15/03                             2,000,000    2,001,206
Federal National Mortgage Association
  0.00%  06/01/17                             1,000,000      300,160
  5.13%, 02/13/04                             3,104,000    2,916,202
  5.25%, 01/15/09                             1,000,000      877,546
  5.38%, 03/15/02                             1,000,000      975,727
  5.75%, 06/15/05                             1,000,000      947,584
  5.88%, 04/23/04                               600,000      574,733
  6.00%, 05/15/08                             1,000,000      930,731
  6.26%, 02/25/09                             5,000,000    4,637,785
  6.38%, 06/15/09                               394,000      373,382
  6.45%, 02/14/02                             1,000,000      991,375
  6.80%, 01/10/03                             1,400,000    1,394,924
  7.13%, 03/15/07                             1,000,000    1,002,920
  7.13%, 01/15/30                               887,000      889,193
  7.55%, 04/22/02                             3,000,000    3,031,776
Financing Corp.
  8.60%, 09/26/19                             2,150,000    2,461,490
  9.65%, 11/02/18                               500,000      623,792
  9.80%, 04/06/18                             1,285,000    1,616,020
Tennessee Valley Authority
  6.00%, 03/15/13                             1,000,000      898,201
  6.13%, 07/15/03                               500,000      483,771
  6.25%, 12/15/17                               600,000      539,140
  6.88%, 12/15/43                             1,000,000      875,000
  7.13%, 05/01/30                               450,000      450,540
--------------------------------------------------------------------
                                                          63,727,580
--------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES - 47.15%
--------------------------------------------------------------------
U.S. Treasury Bonds
  5.25%, 02/15/29                               700,000      621,032
  5.50%, 08/15/28                             2,800,000    2,568,126
  6.00%, 02/15/26                             1,200,000    1,173,000
  6.13%, 11/15/27                             1,600,000    1,595,000
  6.13%, 08/15/29                               800,000      808,500
  6.25%, 05/15/30                           $ 1,200,000  $ 1,259,626
  6.50%, 11/15/26                             1,500,000    1,564,687
  6.63%, 02/15/27                             1,000,000    1,060,313
  7.13%, 02/15/23                             5,200,000    5,768,750
  7.25%, 05/15/16                             4,100,000    4,511,283
  7.50%, 11/15/16                               500,000      563,125
  7.63%, 02/15/07                               500,000      508,125
  7.63%, 02/15/25                             5,300,000    6,250,687
  7.88%, 02/15/21                             2,500,000    2,968,750
  8.00%, 11/15/21                             7,100,000    8,568,812
  8.13%, 08/15/19                             5,250,000    6,332,812
  8.75%, 05/15/17                             1,600,000    2,011,000
  8.75%, 05/15/20                             3,100,000    3,970,908
  8.75%, 08/15/20                             2,100,000    2,693,907
  9.13%, 05/15/09                             1,000,000    1,088,125
  9.13%, 05/15/18                             1,500,000    1,957,032
  9.38%, 02/15/06                             1,300,000    1,486,469
  9.88%, 11/15/15                             1,500,000    2,032,500
  10.63%,11/15/12                             2,100,000    2,584,313
  11.25%,02/15/15                             1,250,000    1,839,844
  11.75%,11/15/14                               500,000      689,375
  12.00%,08/15/13                             1,100,000    1,486,375
  12.75%,11/15/10                               500,000      640,625
  13.25%,05/15/14                             1,500,000    2,190,000
U.S. Treasury Notes
  4.25%, 11/15/03                             1,500,000    1,407,188
  4.75%, 02/15/04                             2,100,000    1,996,313
  4.75%, 11/15/08                             6,700,000    6,084,438
  5.25%, 05/15/04                             3,700,000    3,569,346
  5.38%, 06/30/03                             2,250,000    2,191,642
  5.50%, 07/31/01                             4,100,000    4,057,721
  5.50%, 08/31/01                             2,000,000    1,976,250
  5.50%, 01/31/03                             2,100,000    2,056,032
  5.50%, 03/31/03                             3,000,000    2,932,500
  5.50%, 05/31/03                             1,450,000    1,417,375
  5.50%, 02/15/08                             1,200,000    1,149,000
  5.50%, 05/15/09                               500,000      478,125
  5.63%, 09/30/01                             2,500,000    2,473,438
  5.63%, 05/15/08                             3,300,000    3,182,438
  5.75%, 06/30/01                             3,000,000    2,978,439
  5.75%, 11/30/02                             1,600,000    1,576,501
  5.75%, 04/30/03                             1,000,000      984,688
  5.75%, 08/15/03                             5,000,000    4,914,065
  5.88%, 11/30/01                               850,000      842,563
  5.88%, 09/30/02                             1,700,000    1,680,345
  5.88%, 02/15/04                             1,000,000      986,250
  5.88%, 11/15/04                             1,000,000      985,000
  5.88%, 11/15/05                             2,500,000    2,457,033
  6.00%, 08/15/09                             2,800,000    2,777,250
  6.13%, 12/31/01                             1,200,000    1,193,250
  6.13%, 08/15/07                             3,300,000    3,280,408
  6.25%, 10/31/01                             2,800,000    2,790,376
  6.25%, 01/31/02                             1,000,000      996,250
  6.25%, 02/28/02                             7,000,000    6,973,750
  6.25%, 06/30/02                             3,000,000    2,989,689
  6.25%, 02/15/03                             3,800,000    3,789,314
  6.38%, 09/30/01                             2,000,000    1,996,250
  6.38%, 08/15/02                             4,700,000    4,692,659
  6.50%, 05/15/05                             3,000,000    3,032,814

BOND INDEX MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule of Investments (Continued)

Security                             Principal        Value
-----------------------------------------------------------

U.S. GOVERNMENT SECURITIES (Continued)
-----------------------------------------------------------
  6.50%, 08/15/05                  $ 3,000,000  $ 3,031,875
  6.50%, 10/15/06                    1,400,000    1,415,750
  6.50%, 02/15/10                    1,800,000    1,861,313
  6.63%, 06/30/01                    2,000,000    2,003,126
  6.63%, 04/30/02                    2,800,000    2,807,000
  6.63%, 05/15/07                    1,000,000    1,020,625
  6.88%, 05/15/06                    3,000,000    3,087,189
  7.00%, 07/15/06                    1,900,000    1,968,282
  7.25%, 08/15/04                    8,950,000    9,249,270
  7.50%, 11/15/01                    5,200,000    5,266,628
  7.50%, 05/15/02                    3,000,000    3,055,314
  7.50%, 02/15/05                    1,300,000    1,363,375
  7.88%, 08/15/01                    4,300,000    4,363,158
  7.88%, 11/15/04                    3,000,000    3,175,314
-----------------------------------------------------------
                                                201,350,020
-----------------------------------------------------------

TOTAL U.S. GOVERNMENT AND
AGENCY OBLIGATIONS
(Cost: $272,485,675)                            265,077,600
-----------------------------------------------------------

SHORT TERM INSTRUMENTS - 5.17%

-----------------------------------------------------------
Federal Home Loan Mortgage
  Corporation Discount Note
  6.42%, 07/05/00+                   4,247,333    4,247,333
Goldman Sachs Financial Square
  Prime Obligation Fund
  6.57%, 07/03/00+                  10,834,855   10,834,855
Short Term Investment Company
  Liquid Assets Portfolio
  6.67%, 07/03/00+                   7,000,000    7,000,000
-----------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $22,082,188)                              22,082,188
-----------------------------------------------------------

REPURCHASE AGREEMENTS - 1.28%

-----------------------------------------------------------
Morgan Stanley Tri Party Repurchase
  Agreement, dated 6/30/00, due
  7/03/00, with a maturity value of
  $5,455,424 and an effective yield
  of 6.30%.                        $ 5,452,562 $  5,452,562
-----------------------------------------------------------

TOTAL REPURCHASE AGREEMENTS
(Cost: $5,452,562)                                5,452,562
-----------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 103.55%
(Cost $458,575,643)                             442,167,182
-----------------------------------------------------------

Other Assets, Less Liabilities - (3.55)%        (15,164,127)
-----------------------------------------------------------

NET ASSETS - 100.00%                           $427,003,055
===========================================================
+ Represents investment of collateral received from securities lending transactions. See note 4
++  Investments are denominated in U.S. Dollar.

  The accompanying notes are an integral part of these financial statements.

MONEY MARKET MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule of Investments


Security                               Principal         Value
--------------------------------------------------------------

BANKERS' ACCEPTANCES - 0.78%

--------------------------------------------------------------
Toronto-Dominion Bank
  6.63%, 12/13/00                    $ 2,948,667   $ 2,859,064
--------------------------------------------------------------

TOTAL BANKERS' ACCEPTANCES
(Cost: $2,859,064)                                   2,859,064
--------------------------------------------------------------

CERTIFICATES OF DEPOSIT - 11.84%

--------------------------------------------------------------
Bank of America NA
  6.72%, 09/13/00                      5,000,000     5,000,465
Banque National de Paris
  6.99%, 05/02/01                      3,500,000     3,499,723
Bayerische Hypo-Und Vereinsbank AG
  6.63%, 08/21/00                      5,000,000     5,000,062
  6.72%, 09/14/00                      5,000,000     5,000,141
  7.00%, 05/02/01                      3,500,000     3,499,447
Bayerische Landesbank
  5.93%, 10/02/00                      5,000,000     4,986,400
Deutsche Bank AG
  6.66%, 03/08/01                      5,000,000     4,998,699
  6.70%, 03/14/01                      6,500,000     6,497,837
Societe Generale
  6.90%, 03/29/01                      5,000,000     4,998,593
--------------------------------------------------------------

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $43,481,367)                                 43,481,367
--------------------------------------------------------------

COMMERCIAL PAPER - 59.21%

--------------------------------------------------------------
Accor BNP
  6.58%, 08/16/00                      5,000,000     4,957,961
  6.62%, 07/18/00                      3,935,000     3,922,699
Alpine Securitization Corp.
  6.55%, 07/18/00                      2,609,000     2,600,930
  6.85%, 07/14/00                     10,000,000     9,975,264
Associates Corp. of North America
  6.95%, 07/03/00                      5,000,000     4,998,069
Atlantis One Funding Corp.
  6.58%, 07/13/00                      5,000,000     4,989,033
Barton Capital Corp.
  6.61%, 09/12/00                      5,000,000     4,932,982
  6.62%, 07/18/00                      4,000,000     3,987,496
  6.62%, 08/24/00                      3,000,000     2,970,210
British Telecommunications
  6.28%, 10/12/00                      5,000,000     4,910,161
Centric Capital Corp.
  6.63%, 07/25/00                      3,000,000     2,986,740
Corporate Asset Funding Co.
  6.19%, 07/10/00                      5,000,000     4,992,262
  6.52%, 07/12/00                      3,000,000     2,994,023
Countrywide Home Loans Inc.
  6.57%, 07/10/00                      3,000,000     2,995,072
  6.75%, 07/20/00                      5,000,000     4,982,188
Falcon Asset Securitization Corp.
  6.55%, 07/03/00                    $ 1,085,000   $ 1,084,605
  6.55%, 07/25/00                      5,000,000     4,978,167
Fayette Funding Corp.
  6.77%, 07/21/00                      5,000,000     4,981,194
Forrestal Funding Corp.
  6.60%, 08/11/00                      5,000,000     4,962,417
General Electric Capital Corp.
  6.54%, 07/28/00                      5,000,000     4,975,475
  6.60%, 09/06/00                      1,745,000     1,723,566
  6.62%, 09/11/00                      1,200,000     1,184,112
  6.62%, 09/12/00                      1,200,000     1,183,892
General Motors Acceptance Corp.
  7.10%, 07/03/00                     10,000,000     9,996,056
Goldman Sachs Group Inc.
  6.61%, 09/11/00                      5,000,000     4,933,900
Greenwich Funding Corp.
  6.60%, 07/17/00                      5,000,000     4,985,333
  6.68%, 08/23/00                      3,180,000     3,148,727
International Securitization Corp.
  6.62%, 07/11/00                      4,000,000     3,992,645
Intrepid Funding
  6.06%, 08/07/00                      4,000,000     3,975,086
Kitty Hawk Funding Corp.
  6.61%, 09/11/00                      5,000,000     4,933,900
Koch Industries Inc.
  7.00%, 07/05/00                      8,000,000     7,993,778
Lexington Parker Capital Corp.
  6.19%, 07/11/00                      5,000,000     4,991,403
  6.56%, 07/10/00                      2,154,000     2,150,468
  6.61%, 09/01/00                      2,514,000     2,485,381
  6.70%, 08/24/00                      3,000,000     2,969,850
Liberty Street Funding Corp.
  6.64%, 09/19/00                      5,000,000     4,926,222
  6.68%, 08/21/00                      4,000,000     3,962,147
Moat Funding LLC
  6.64%, 09/20/00                      5,000,000     4,925,356
  6.70%, 08/23/00                      3,000,000     2,970,408
  6.70%, 12/12/00                      5,000,000     4,847,389
Moriarty LLC
  6.35%, 09/25/00                      2,000,000     1,969,661
  6.56%, 07/10/00                      5,000,000     4,991,800
  6.70%, 12/15/00                      5,000,000     4,844,597
Prudential Funding Corp.
  6.31%, 10/23/00                      5,000,000     4,900,092
Quincy Capital Corp.
  6.55%, 07/25/00                      5,907,000     5,881,206
  6.56%, 07/14/00                      1,726,000     1,721,911
Silver Tower US Funding LLC
  6.63%, 09/25/00                      5,000,000     4,920,808
Variable Funding Capital Corp.
  6.60%, 07/18/00                      5,000,000     4,984,417
Windmill Funding Corp.
  6.62%, 07/10/00                      5,000,000     4,991,725
  6.95%, 07/03/00                      7,836,000     7,832,974
--------------------------------------------------------------

TOTAL COMMERCIAL PAPER
(Cost: $217,495,758)                               217,495,758
--------------------------------------------------------------

MONEY MARKET MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule of Investments (Continued)


Security                                           Principal               Value
--------------------------------------------------------------------------------

MEDIUM TERM NOTES - 4.90%

--------------------------------------------------------------------------------
AmeriCredit Corp.
  6.89%, 06/05/01                                $ 8,000,000        $  8,000,000
Associates Automobile 2000-1 "A-1"
  6.85%, 06/15/01                                  5,000,000           5,000,000
Ford Credit Auto Owner Trust
  2000-C "A-2"
  6.82%, 06/15/01                                  5,000,000           5,000,000
--------------------------------------------------------------------------------

TOTAL MEDIUM TERM NOTES
(Cost: $18,000,000)                                                   18,000,000
--------------------------------------------------------------------------------

VARIABLE & FLOATING RATE NOTES - 22.95%

--------------------------------------------------------------------------------
Associates Manufactured Housing
  Certificates
  6.88%, 10/16/00                                  4,569,784           4,569,784
Bank of America
  6.65%, 04/27/01                                  5,000,000           5,000,000
Bayerische Landesbank
  6.59%, 02/28/01                                  5,000,000           4,998,382
CIT Equipment Collateral
  6.64%, 03/20/01                                 10,000,000          10,000,000
Countrywide Home Loans Inc.
  7.15%, 08/28/00                                  4,715,000           4,717,276
First Union National Bank
  6.65%, 05/29/01                                  5,000,000           5,000,000
Ford Motor Credit Co.
  6.45%, 07/16/01                                 10,000,000          10,014,745
  6.74%, 08/18/00                                  7,000,000           6,999,087
National City Bank
  6.63%, 10/04/00                                  8,000,000           7,997,508
Norwest Financial Inc.
  6.64%, 09/07/00                                  5,000,000           4,999,451
Sigma Finance Inc.
  6.90%, 09/15/00                                  5,000,000           5,000,000
SMM Trust 2000-B "A-1"
  6.81%, 12/15/00                                $ 5,000,000        $  5,000,000
SMM Trust 2000-E
  6.67%, 03/14/01                                  5,000,000           5,000,000
Special Purpose Accounts
  Receivable Corp.
  6.65%, 01/05/01                                  5,000,000           5,000,000
--------------------------------------------------------------------------------

TOTAL VARIABLE & FLOATING RATE NOTES
(Cost: $84,296,233)                                                   84,296,233
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 0.00%

--------------------------------------------------------------------------------
Morgan Stanley Tri Party Repurchase
  Agreement, dated 6/30/00, due
  7/03/00, with a maturity value of
  $451 and an effective yield of
  6.30%.                                                 451                 451
--------------------------------------------------------------------------------

TOTAL REPURCHASE AGREEMENTS
(Cost: $451)                                                                 451
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 99.68%
(Cost $366,132,873)*                                                 366,132,873
--------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.32%                                 1,220,874
--------------------------------------------------------------------------------

NET ASSETS - 100.00%                                                $367,353,747
================================================================================
*  Cost for income tax purposes is the same as for financial statement purposes.


The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule of Investments


Security                                               Shares              Value
--------------------------------------------------------------------------------

COMMON STOCKS - 96.53%

ADVERTISING - 0.25%
--------------------------------------------------------------------------------
Interpublic Group of Companies Inc.                    88,983       $  3,826,269
Omnicom Group Inc.                                     52,409          4,667,677
Young & Rubicam Inc.                                   21,250          1,215,234
--------------------------------------------------------------------------------
                                                                       9,709,180
--------------------------------------------------------------------------------

AEROSPACE / DEFENSE - 0.99%
--------------------------------------------------------------------------------
Boeing Co.                                            267,657         11,191,408
General Dynamics Corp.                                 59,166          3,091,423
Goodrich (B.F.) Co.                                    31,653          1,078,180
Honeywell International Inc.                          235,506          7,933,608
Lockheed Martin Corp.                                 118,063          2,929,438
Northrop Grumman Corp.                                 20,579          1,363,359
Raytheon Co. "B"                                      100,313          1,931,025
United Technologies Corp.                             138,858          8,175,265
--------------------------------------------------------------------------------
                                                                      37,693,706
--------------------------------------------------------------------------------

AIRLINES - 0.17%
--------------------------------------------------------------------------------
AMR Corp.+                                             44,117          1,166,343
Delta Air Lines Inc.                                   36,167          1,828,694
Southwest Airlines Co.                                146,387          2,772,204
US Airways Group Inc.+                                 19,665            766,935
--------------------------------------------------------------------------------
                                                                       6,534,176
--------------------------------------------------------------------------------

APPAREL - 0.13%
--------------------------------------------------------------------------------
Liz Claiborne Inc.                                     16,121            568,265
Nike Inc. "B"                                          80,682          3,212,152
Reebok International Ltd.+                             16,696            266,093
Russell Corp.                                           9,607            192,140
VF Corp.                                               33,740            803,434
--------------------------------------------------------------------------------
                                                                       5,042,084
--------------------------------------------------------------------------------

AUTO MANUFACTURERS - 0.68%
--------------------------------------------------------------------------------
Ford Motor Co.                                        355,660         15,293,380
General Motors Corp. "A"                              157,839          9,164,527
Navistar International Corp.+                          18,266            567,388
PACCAR Inc.                                            22,623            897,850
--------------------------------------------------------------------------------
                                                                      25,923,145
--------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.18%
--------------------------------------------------------------------------------
Cooper Tire & Rubber Co.                               21,817            242,714
Dana Corp.                                             44,980            953,014
Delphi Automotive Systems Corp.                       166,161          2,419,720
Goodyear Tire & Rubber Co.                             46,125            922,500
TRW Inc.                                               36,427          1,580,021
Visteon Corp.+                                         46,568            564,634
--------------------------------------------------------------------------------
                                                                       6,682,603
--------------------------------------------------------------------------------

BANKS - 4.37%
--------------------------------------------------------------------------------
Amsouth Bancorp                                       115,902          1,825,457
Bank of America Corp.                                 488,955         21,025,065
Bank of New York Co. Inc.                             217,656         10,121,004
Bank One Corp.                                        338,401       $  8,988,777
BB&T Corp.                                            102,884          2,456,356
Charter One Financial Inc.                             61,800          1,421,400
Chase Manhattan Corp.                                 364,952         16,810,602
Comerica Inc.                                          46,138          2,070,443
Fifth Third Bancorp                                    91,408          5,781,556
First Union Corp.                                     289,342          7,179,298
Firstar Corp.                                         286,181          6,027,687
FleetBoston Financial Corp.                           265,918          9,041,212
Golden West Financial Corp.                            46,604          1,902,026
Huntington Bancshares Inc.                             65,477          1,035,355
KeyCorp                                               128,259          2,260,565
Mellon Financial Corp.                                144,933          5,280,996
Morgan (J.P.) & Co. Inc.                               47,939          5,279,282
National City Corp.                                   178,864          3,051,867
Northern Trust Corp.                                   65,596          4,267,840
Old Kent Financial Corp.                               40,530          1,084,177
PNC Bank Corp.                                         85,645          4,014,609
Regions Financial Corp.                                65,133          1,294,518
SouthTrust Corp.                                       49,639          1,123,082
State Street Corp.                                     47,492          5,037,120
Summit Bancorp                                         51,906          1,278,185
SunTrust Banks Inc.                                    89,242          4,077,244
Synovus Financial Corp.                                83,331          1,468,709
U.S. Bancorp                                          221,809          4,269,823
Union Planters Corp.                                   39,895          1,114,567
Wachovia Corp.                                         59,690          3,238,182
Washington Mutual Inc.                                161,622          4,666,835
Wells Fargo & Company                                 475,374         18,420,742
--------------------------------------------------------------------------------
                                                                     166,914,581
--------------------------------------------------------------------------------

BEVERAGES - 1.95%
--------------------------------------------------------------------------------
Anheuser-Busch Companies Inc.                         133,274          9,953,902
Brown-Forman Corp. "B"                                 20,210          1,086,287
Coca-Cola Co.                                         730,291         41,946,089
Coca-Cola Enterprises                                 124,098          2,024,349
Coors (Adolph) Company "B"                             10,832            655,336
PepsiCo Inc.                                          425,204         18,895,003
--------------------------------------------------------------------------------
                                                                      74,560,966
--------------------------------------------------------------------------------

BIOTECHNOLOGY - 0.63%
--------------------------------------------------------------------------------
Amgen Inc.+                                           302,912         21,279,568
Biogen Inc.+                                           43,850          2,828,325
--------------------------------------------------------------------------------
                                                                      24,107,893
--------------------------------------------------------------------------------

BUILDING MATERIALS - 0.11%
--------------------------------------------------------------------------------
Armstrong Holdings Inc.                                11,893            182,112
Masco Corp.                                           132,383          2,391,168
Owens Corning                                          16,386            151,570
Vulcan Materials Co.                                   29,770          1,270,807
--------------------------------------------------------------------------------
                                                                       3,995,657
--------------------------------------------------------------------------------

CHEMICALS - 0.86%
--------------------------------------------------------------------------------
Air Products & Chemicals Inc.                          67,659          2,084,743

S&P 500 INDEX MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule of Investments (Continued)


Security                                               Shares              Value
--------------------------------------------------------------------------------

CHEMICALS (Continued)
--------------------------------------------------------------------------------
Ashland Inc.                                           20,837       $    730,597
Dow Chemical Co.                                      199,424          6,020,112
Du Pont (E.I.) de Nemours                             309,057         13,521,244
Eastman Chemical Co.                                   22,582          1,078,290
Engelhard Corp.                                        37,703            643,307
Grace (W.R.) & Company+                                19,928            241,627
Great Lakes Chemical Corp.                             16,041            505,291
Hercules Inc.                                          31,616            444,600
Praxair Inc.                                           46,501          1,740,881
Rohm & Haas Co. "A"                                    64,196          2,214,762
Sherwin-Williams Co.                                   48,277          1,022,869
Sigma-Aldrich Corp.                                    25,191            736,837
Union Carbide Corp.                                    39,767          1,968,466
--------------------------------------------------------------------------------
                                                                      32,953,626
--------------------------------------------------------------------------------

COMMERCIAL SERVICES - 0.48%
--------------------------------------------------------------------------------
Block (H & R) Inc.                                     28,977            938,130
Cendant Corp.+                                        212,779          2,978,906
Convergys Corp.+                                       45,200          2,344,750
Deluxe Corp.                                           21,374            503,625
Donnelley (R.R.) & Sons Co.                            35,965            811,460
Dun & Bradstreet Corp.                                 47,696          1,365,298
Ecolab Inc.                                            38,220          1,492,969
Equifax Inc.                                           41,646          1,093,207
McKesson HBOC Inc.                                     83,116          1,740,241
Paychex Inc.                                          109,551          4,601,142
Quintiles Transnational Corp.+                         34,000            480,250
--------------------------------------------------------------------------------
                                                                      18,349,978
--------------------------------------------------------------------------------

COMPUTERS - 11.17%
--------------------------------------------------------------------------------
Adaptec Inc.+                                          30,700            698,425
Apple Computer Inc.+                                   95,992          5,027,581
Cabletron Systems+                                     53,807          1,358,627
Ceridian Corp.+                                        42,803          1,029,947
Cisco Systems Inc.+                                 2,052,472        130,460,252
Compaq Computer Corp.                                 500,962         12,805,841
Computer Sciences Corp.+                               49,381          3,688,143
Dell Computer Corp.+                                  759,796         37,467,440
Electronic Data Systems Corp.                         137,448          5,669,730
EMC Corporation+                                      640,258         49,259,850
Gateway Inc.+                                          94,998          5,391,136
Hewlett-Packard Co.                                   295,134         36,854,858
International Business Machines
  Corp.                                               523,099         57,312,034
Lexmark International
  Group Inc. "A"+                                      38,175          2,567,269
NCR Corp.+                                             28,050          1,092,197
Network Appliance Inc.+                                89,850          7,232,925
Sapient Corp.+                                         17,300          1,850,019
Seagate Technology Inc.+                               67,076          3,689,180
Sun Microsystems Inc.+                                468,086         42,566,571
3Com Corp.+                                           103,468          5,962,344
Unisys Corp.+                                          91,975          1,339,386
Veritas Software Corp.+                               115,309         13,031,716
--------------------------------------------------------------------------------
                                                                     426,355,471
--------------------------------------------------------------------------------

COSMETICS / PERSONAL CARE - 1.49%
--------------------------------------------------------------------------------
Alberto-Culver Co. "B"                                 16,427       $    502,050
Avon Products Inc.                                     70,093          3,119,138
Colgate-Palmolive Co.                                 170,134         10,186,773
Gillette Co.                                          307,983         10,760,156
International Flavors &
  Fragrances Inc.                                      30,348            916,130
Kimberly-Clark Corp.                                  163,941          9,406,115
Procter & Gamble Co.                                  385,931         22,094,550
--------------------------------------------------------------------------------
                                                                      56,984,912
--------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.16%
--------------------------------------------------------------------------------
Costco Wholesale Corp.+                               131,776          4,348,608
Genuine Parts Co.                                      52,188          1,043,760
Grainger (W.W.) Inc.                                   27,673            852,674
--------------------------------------------------------------------------------
                                                                       6,245,042
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 5.12%
--------------------------------------------------------------------------------
American Express Co.                                  394,141         20,544,600
Associates First Capital Corp.                        214,910          4,795,179
Bear Stearns Companies Inc.                            32,599          1,356,933
Capital One Financial Corp.                            57,740          2,576,648
Citigroup Inc.                                        995,704         59,991,166
Countrywide Credit Industries Inc.                     33,474          1,014,681
Federal Home Loan Mortgage
  Corporation                                         205,111          8,306,995
Federal National Mortgage
  Association                                         297,183         15,509,238
Franklin Resources Inc.                                71,881          2,183,385
Household International Inc.                          139,616          5,802,790
Lehman Brothers Holdings Inc.                          35,675          3,373,517
MBNA Corp.                                            236,525          6,415,741
Merrill Lynch & Co. Inc.                              114,437         13,160,255
Morgan Stanley Dean Witter & Co.                      333,984         27,804,168
Paine Webber Group Inc.                                43,004          1,956,682
Price (T. Rowe) Associates                             35,650          1,515,125
Providian Financial Corp.                              42,059          3,785,310
Schwab (Charles) Corp.                                401,777         13,509,752
SLM Holding Corp.                                      46,234          1,730,885
--------------------------------------------------------------------------------
                                                                     195,333,050
--------------------------------------------------------------------------------

ELECTRIC - 1.58%
--------------------------------------------------------------------------------
AES Corp.+                                            125,810          5,740,081
Ameren Corp.                                           40,466          1,365,727
American Electric Power Inc.                           94,948          2,812,835
Cinergy Corp.                                          46,911          1,193,299
CMS Energy Corp.                                       32,343            715,589
Consolidated Edison Inc.                               62,520          1,852,155
Constellation Energy Group Inc.                        44,110          1,436,332
CP&L Energy Inc.                                       47,126          1,505,087
Dominion Resources Inc.                                70,218          3,010,597
DTE Energy Co.                                         42,110          1,286,987
Duke Energy Corp.                                     108,456          6,114,207
Edison International                                   98,024          2,009,492
Entergy Corp.                                          67,882          1,845,542
FirstEnergy Corp.                                      68,161          1,593,263

S&P 500 INDEX MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule of Investments (Continued)


Security                                      Shares        Value
-----------------------------------------------------------------

ELECTRIC (Continued)
-----------------------------------------------------------------
Florida Progress Corp.                        29,108  $ 1,364,438
FPL Group Inc.                                52,606    2,603,997
GPU Inc.                                      35,807      969,027
New Century Energies Inc.                     34,343    1,030,290
Niagara Mohawk Holdings Inc.+                 50,880      709,140
Northern States Power Co.                     46,395      936,599
PECO Energy Co.                               50,048    2,017,560
PG&E Corp.                                   113,712    2,800,158
Pinnacle West Capital Corp.                   25,000      846,875
PP & L Resources Inc.                         42,577      934,033
Public Service Enterprise Group Inc.          63,813    2,209,525
Reliant Energy Inc.                           87,234    2,578,855
Southern Co.                                 191,400    4,462,013
TXU Corporation                               77,811    2,295,424
Unicom Corp.                                  52,448    2,029,082
-----------------------------------------------------------------
                                                       60,268,209
-----------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.33%
-----------------------------------------------------------------
American Power Conversion Corp.+              57,200    2,334,475
Emerson Electric Co.                         125,932    7,603,145
Molex Inc.                                    57,850    2,784,031
-----------------------------------------------------------------
                                                       12,721,651
-----------------------------------------------------------------

ELECTRONICS - 1.44%
-----------------------------------------------------------------
Agilent Technologies Inc.+                   133,393    9,837,734
Analog Devices Inc.+                         104,380    7,932,880
Johnson Controls Inc.                         25,308    1,298,617
Linear Technology Corp.                       91,800    5,869,462
Maxim Integrated Products Inc.+               83,400    5,665,987
Millipore Corp.                               13,625    1,026,984
Parker Hannifin Corp.                         33,031    1,131,312
PE Corp. (Biosystems Group)                   61,422    4,046,174
PerkinElmer Inc.                              14,448      955,374
Sanmina Corp.+                                43,750    3,740,625
Solectron Corp.+                             175,954    7,368,074
Tektronix Inc.                                14,210    1,051,540
Teradyne Inc.+                                51,090    3,755,115
Thermo Electron Corp.+                        46,003      968,938
Thomas & Betts Corp.                          17,143      327,860
-----------------------------------------------------------------
                                                       54,976,676
-----------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.02%
-----------------------------------------------------------------
Fluor Corp.                                   22,558      713,407
-----------------------------------------------------------------
                                                          713,407
-----------------------------------------------------------------

ENTERTAINMENT - 0.02%
-----------------------------------------------------------------
Harrah's Entertainment Inc.+                  36,015      754,064
-----------------------------------------------------------------
                                                          754,064
-----------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.11%
-----------------------------------------------------------------
Allied Waste Industries Inc.+                 55,715      557,150
Waste Management Inc.                        183,268    3,482,092
-----------------------------------------------------------------
                                                        4,039,242
-----------------------------------------------------------------

FOOD - 1.86%
-----------------------------------------------------------------
Albertson's Inc.                             124,976  $ 4,155,452
Archer-Daniels-Midland Co.                   177,683    1,743,514
Bestfoods                                     80,962    5,606,618
Campbell Soup Co.                            124,661    3,630,752
ConAgra Inc.                                 145,231    2,768,466
General Mills Inc.                            86,036    3,290,877
Great Atlantic & Pacific Tea Co.              11,288      187,663
Heinz (H.J.) Co.                             103,902    4,545,713
Hershey Foods Corp.                           40,435    1,968,679
Kellogg Co.                                  119,649    3,559,558
Kroger Co.+                                  246,360    5,435,318
Nabisco Group Holdings Corp. "A"              96,363    2,499,415
Quaker Oats Co.                               38,658    2,904,182
Ralston Purina Co.                            90,546    1,805,261
Safeway Inc.+                                146,509    6,611,219
Sara Lee Corp.                               256,527    4,954,178
Super Value Inc.                              38,779      739,225
Sysco Corp.                                   98,312    4,141,393
Unilever NV                                  168,689    7,253,627
Winn-Dixie Stores Inc.                        42,658      610,543
Wrigley William Jr. Co.                       33,637    2,697,267
-----------------------------------------------------------------
                                                       71,108,920
-----------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.37%
-----------------------------------------------------------------
Boise Cascade Corp.                           16,843      435,813
Fort James Corp.                              60,728    1,404,335
Georgia-Pacific Corp.                         50,289    1,320,086
International Paper Co.                      142,526    4,249,056
Louisiana-Pacific Corp.                       30,771      334,635
Mead Corp.                                    30,346      766,236
Potlatch Corp.                                 8,471      280,602
Temple-Inland Inc.                            15,437      648,354
Westvaco Corp.                                29,713      737,254
Weyerhaeuser Co.                              68,695    2,953,885
Willamette Industries Inc.                    32,672      890,312
-----------------------------------------------------------------
                                                       14,020,568
-----------------------------------------------------------------

GAS - 0.07%
-----------------------------------------------------------------
Eastern Enterprises                            8,032      506,016
NICOR Inc.                                    13,745      448,431
ONEOK Inc.                                     8,584      222,648
Peoples Energy Corp.                          10,459      338,610
Sempra Energy                                 60,279    1,024,743
-----------------------------------------------------------------
                                                        2,540,448
-----------------------------------------------------------------

HAND / MACHINE TOOLS - 0.05%
-----------------------------------------------------------------
Black & Decker Corp.                          25,127      987,805
Snap-On Inc.                                  17,253      459,361
Stanley Works (The)                           25,902      615,172
-----------------------------------------------------------------
                                                        2,062,338
-----------------------------------------------------------------

HEALTH CARE - 2.54%
-----------------------------------------------------------------
Allergan Inc.                                 38,250    2,849,625
Bard (C.R.) Inc.                              14,878      716,004

S&P 500 INDEX MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule of Investments (Continued)


Security                                  Shares        Value
-------------------------------------------------------------

HEALTH CARE (Continued)
-------------------------------------------------------------
Bausch & Lomb Inc.                        15,621  $ 1,208,675
Baxter International Inc.                 85,621    6,020,227
Becton Dickinson & Co.                    74,461    2,136,100
Biomet Inc.                               34,868    1,340,239
Boston Scientific Corp.+                 120,321    2,639,542
Guidant Corp.+                            90,411    4,475,344
HCA - The Healthcare Company             164,536    4,997,781
Healthsouth Corp.+                       113,709      817,283
Humana Inc.+                              49,704      242,307
Johnson & Johnson                        410,347   41,804,101
Mallinckrodt Group Inc.                   19,824      861,105
Manor Care Inc.+                          30,186      211,302
Medtronic Inc.                           353,156   17,591,583
St. Jude Medical Inc.+                    24,753    1,135,544
Tenet Healthcare Corp.                    92,273    2,491,371
UnitedHealth Group Inc.                   47,903    4,107,682
Wellpoint Health Networks Inc.+           18,355    1,329,590
-------------------------------------------------------------
                                                   96,975,405
-------------------------------------------------------------

HOLDING COMPANIES-DIVERSIFIED - 0.20%
-------------------------------------------------------------
Seagram Co. Ltd.                         128,787    7,469,646
-------------------------------------------------------------
                                                    7,469,646
-------------------------------------------------------------

HOME BUILDERS - 0.03%
-------------------------------------------------------------
Centex Corp.                              17,515      411,602
Kaufman & Broad Home Corp.                14,179      280,921
Pulte Corp.                               12,137      262,463
-------------------------------------------------------------
                                                      954,986
-------------------------------------------------------------

HOME FURNISHINGS - 0.07%
-------------------------------------------------------------
Leggett & Platt Inc.                      58,000      957,000
Maytag Corp.                              23,111      852,218
Whirlpool Corp.                           21,581    1,006,214
-------------------------------------------------------------
                                                    2,815,432
-------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES - 0.24%
-------------------------------------------------------------
American Greetings Corp. "A"              19,020      361,380
Avery Dennison Corp.                      33,083    2,220,696
Clorox Co.                                69,302    3,105,596
Fortune Brands Inc.                       46,748    1,078,126
Newell Rubbermaid Inc.                    78,590    2,023,693
Tupperware Corp.                          17,021      374,462
-------------------------------------------------------------
                                                    9,163,953
-------------------------------------------------------------

INSURANCE - 2.84%
-------------------------------------------------------------
Aetna Inc.                                41,589    2,669,494
AFLAC Inc.                                78,282    3,596,079
Allstate Corp.                           219,699    4,888,303
American General Corp.                    73,323    4,472,703
American International Group             454,825   53,441,938
AON Corp.                                 75,472    2,344,334
Chubb Corp.                               51,669    3,177,643
CIGNA Corp.                               48,077    4,495,199
Cincinnati Financial Corp.                47,444  $ 1,491,521
Conseco Inc.                              95,946      935,473
Hartford Financial Services
  Group Inc.                              63,362    3,544,312
Jefferson-Pilot Corp.                     30,464    1,719,312
Lincoln National Corp.                    56,547    2,042,760
Loews Corp.                               29,113    1,746,780
Marsh & McLennan Companies Inc.           79,585    8,311,659
MBIA Inc.                                 29,039    1,399,317
MGIC Investment Corp.                     31,231    1,421,010
Progressive Corporation                   21,575    1,596,550
SAFECO Corp.                              37,622      747,737
St. Paul Companies Inc.                   62,543    2,134,280
Torchmark Corp.                           37,786      932,842
UNUMProvident Corp.                       70,960    1,423,635
-------------------------------------------------------------
                                                  108,532,881
-------------------------------------------------------------

IRON / STEEL - 0.05%
-------------------------------------------------------------
Allegheny Technologies Inc.               24,570      442,260
Bethlehem Steel Corp.+                    39,001      138,941
Nucor Corp.                               25,074      832,143
USX-U.S. Steel Group Inc.                 26,033      483,238
-------------------------------------------------------------
                                                    1,896,582
-------------------------------------------------------------

LEISURE TIME - 0.22%
-------------------------------------------------------------
Brunswick Corp.                           25,932      429,499
Carnival Corp. "A"                       178,339    3,477,610
Harley-Davidson Inc.                      89,600    3,449,600
Sabre Holdings Corp.                      38,105    1,085,993
-------------------------------------------------------------
                                                    8,442,702
-------------------------------------------------------------

LODGING - 0.09%
-------------------------------------------------------------
Hilton Hotels Corp.                      108,662    1,018,706
Marriott International Inc.               70,733    2,550,809
-------------------------------------------------------------
                                                    3,569,515
-------------------------------------------------------------

MACHINERY - 0.34%
-------------------------------------------------------------
Briggs & Stratton Corp.                    6,622      226,803
Caterpillar Inc.                         102,878    3,484,992
Cummins Engine Company Inc.               12,200      332,450
Deere & Co.                               69,077    2,555,849
Dover Corp.                               59,863    2,428,193
Ingersoll-Rand Co.                        47,786    1,923,387
McDermott International Inc.              17,706      156,034
Rockwell International Corp.              55,445    1,746,517
-------------------------------------------------------------
                                                   12,854,225
-------------------------------------------------------------

MANUFACTURERS - 6.08%
-------------------------------------------------------------
Cooper Industries Inc.                    27,520      896,120
Corning Inc.                              81,353   21,955,141
Crane Co.                                 17,843      433,808
Danaher Corp.                             41,806    2,066,784
Eastman Kodak Co.                         91,441    5,440,740

S&P 500 INDEX MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule of Investments (Continued)


Security                                  Shares         Value
--------------------------------------------------------------

MANUFACTURERS (Continued)
--------------------------------------------------------------
Eaton Corp.                               21,496  $  1,440,232
FMC Corp.+                                 8,992       521,536
General Electric Co.                   2,919,108   154,712,724
Illinois Tool Works Inc.                  88,936     5,069,352
ITT Industries Inc.                       25,973       788,930
Minnesota Mining &
  Manufacturing Co.                      116,771     9,633,608
National Service Industries Inc.          11,998       233,961
Pall Corp.                                36,449       674,307
Polaroid Corp.                            13,220       238,786
PPG Industries Inc.                       51,394     2,277,397
Textron Inc.                              42,584     2,312,844
Tyco International Ltd.                  498,078    23,596,445
--------------------------------------------------------------
                                                   232,292,715
--------------------------------------------------------------

MEDIA - 3.14%
--------------------------------------------------------------
Clear Channel Communications Inc.+       100,045     7,503,375
Comcast Corp. "A"+                       264,908    10,728,774
Disney (Walt) Co.                        613,024    23,792,994
Dow Jones & Co. Inc.                      26,136     1,914,462
Gannett Co. Inc.                          78,630     4,703,057
Harcourt General Inc.                     21,181     1,151,717
Knight Ridder Inc.                        22,948     1,220,547
McGraw-Hill Companies Inc.                57,345     3,096,630
Meredith Corp.                            14,947       504,461
New York Times Co. "A"                    50,154     1,981,083
Time Warner Inc.                         388,170    29,500,920
Tribune Co.                               91,032     3,186,120
Viacom Inc. "B"+                         449,923    30,679,125
--------------------------------------------------------------
                                                   119,963,265
--------------------------------------------------------------

METAL FABRICATE / HARDWARE - 0.02%
--------------------------------------------------------------
Timken Co.                                17,951       334,337
Worthington Industries Inc.               25,390       266,595
--------------------------------------------------------------
                                                       600,932
--------------------------------------------------------------

METALS-DIVERSIFIED - 0.30%
--------------------------------------------------------------
Alcan Aluminium Ltd.                      64,565     2,001,515
Alcoa Inc.                               254,914     7,392,506
Freeport-McMoRan Copper &
  Gold Inc.+                              47,174       436,360
Inco Ltd.+                                53,637       824,669
Phelps Dodge Corp.                        23,201       862,787
--------------------------------------------------------------
                                                    11,517,837
--------------------------------------------------------------

MINING - 0.12%
--------------------------------------------------------------
Barrick Gold Corp.                       116,748     2,123,354
Homestake Mining Company                  76,835       528,241
Newmont Mining Corp.                      49,505     1,070,546
Placer Dome Inc.                          96,556       923,317
--------------------------------------------------------------
                                                     4,645,458
--------------------------------------------------------------

OFFICE / BUSINESS EQUIPMENT - 0.19%
--------------------------------------------------------------
Pitney Bowes Inc.                         76,003  $  3,040,120
Xerox Corp.                              196,566     4,078,745
--------------------------------------------------------------
                                                     7,118,865
--------------------------------------------------------------

OIL & GAS PRODUCERS - 4.74%
--------------------------------------------------------------
Amerada Hess Corp.                        26,691     1,648,169
Anadarko Petroleum Corp.                  37,795     1,863,766
Apache Corp.                              33,597     1,975,924
Burlington Resources Inc.                 63,478     2,428,034
Chevron Corp.                            192,401    16,318,010
Coastal Corp.                             63,110     3,841,821
Conoco Inc.                              184,185     4,524,044
Exxon Mobil Corp.                      1,027,075    80,625,388
Kerr-McGee Corp.                          27,824     1,639,877
Occidental Petroleum Corp.               108,734     2,290,210
Phillips Petroleum Co.                    74,887     3,795,835
Rowan Companies Inc.+                     27,675       840,628
Royal Dutch Petroleum Co.                632,674    38,948,993
Sunoco Inc.                               26,137       769,408
Texaco Inc.                              162,900     8,674,425
Tosco Corp.                               42,650     1,207,528
Transocean Sedco Forex Inc.               62,068     3,316,759
Union Pacific Resources Group             74,333     1,635,326
Unocal Corp.                              71,663     2,373,837
USX-Marathon Group Inc.                   91,977     2,305,174
--------------------------------------------------------------
                                                   181,023,156
--------------------------------------------------------------

OIL & GAS SERVICES - 0.57%
--------------------------------------------------------------
Baker Hughes Inc.                         97,458     3,118,656
Halliburton Co.                          131,018     6,182,412
Schlumberger Ltd.                        167,942    12,532,672
--------------------------------------------------------------
                                                    21,833,740
--------------------------------------------------------------

PACKAGING & CONTAINERS - 0.09%
--------------------------------------------------------------
Ball Corp.                                 8,780       282,606
Bemis Co.                                 15,708       528,182
Crown Cork & Seal Co. Inc.                37,841       567,615
Owens-Illinois Inc.+                      43,219       505,122
Pactiv Corp.+                             49,825       392,372
Sealed Air Corp.+                         24,657     1,291,410
--------------------------------------------------------------
                                                     3,567,307
--------------------------------------------------------------

PHARMACEUTICALS - 8.02%
--------------------------------------------------------------
Abbott Laboratories                      457,120    20,370,410
ALZA Corp.+                               30,289     1,790,837
American Home Products Corp.             384,853    22,610,114
Bristol-Myers Squibb Co.                 581,988    33,900,801
Cardinal Health Inc.                      81,252     6,012,648
Lilly (Eli) and Company                  333,194    33,277,751
MedImmune Inc.+                           61,600     4,558,400
Merck & Co. Inc.                         678,408    51,983,013
Pfizer Inc.                            1,857,192    89,145,204
Pharmacia & Upjohn Inc.                  374,555    19,359,812
Schering-Plough Corp.                    431,964    21,814,182

S&P 500 INDEX MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule of Investments (Continued)



Security                                  Shares               Value
--------------------------------------------------------------------

PHARMACEUTICALS (Continued)
--------------------------------------------------------------------

Watson Pharmaceutical Inc.+               28,471        $  1,530,316
--------------------------------------------------------------------
                                                         306,353,488
--------------------------------------------------------------------

PIPELINES - 0.64%
--------------------------------------------------------------------
Columbia Energy Group                     23,772           1,560,038
EL Paso Energy Corp.                      68,257           3,476,841
Enron Corp.                              215,970          13,930,065
Williams Companies Inc.                  130,360           5,434,383
--------------------------------------------------------------------
                                                          24,401,327
--------------------------------------------------------------------

RETAIL - 5.29%
--------------------------------------------------------------------
AutoZone Inc.+                            39,456             868,023
Bed Bath & Beyond Inc.+                   41,400           1,500,750
Best Buy Co. Inc.+                        60,298           3,813,849
Circuit City Stores Inc.                  59,963           1,990,022
Consolidated Stores Corp.+                32,652             391,824
CVS Corp.                                115,144           4,605,760
Darden Restaurants Inc.                   36,480             592,800
Dillards Inc. "A"                         27,622             338,370
Dollar General Corp.                      97,130           1,894,035
Federated Department Stores Inc.+         63,117           2,130,199
Gap Inc.                                 251,098           7,846,813
Home Depot Inc.                          682,641          34,089,385
Kmart Corp.+                             141,959             967,096
Kohls Corp.+                              96,218           5,352,126
Limited Inc.                             126,776           2,741,531
Longs Drug Stores Inc.                    11,654             253,475
Lowe's Companies Inc.                    112,790           4,631,439
May Department Stores Co.                 98,073           2,353,752
McDonald's Corp.                         394,268          12,986,202
Nordstrom Inc.                            39,715             958,124
Office Depot Inc.+                        93,299             583,119
Penney (J.C.) Company Inc.                76,999           1,419,669
RadioShack Corp.                          55,075           2,609,178
Rite Aid Corp.                            76,381             501,250
Sears, Roebuck and Co.                   104,024           3,393,783
Staples Inc.+                            142,879           2,196,765
Starbucks Corp.+                          54,200           2,069,763
Target Corporation                       134,574           7,805,292
Tiffany & Co.                             21,400           1,444,500
TJX Companies Inc.                        88,503           1,659,431
Toys R Us Inc.+                           63,825             929,452
Tricon Global Restaurants Inc.+           43,482           1,228,367
Walgreen Co.                             297,328           9,570,245
Wal-Mart Stores Inc.                   1,315,010          75,777,451
Wendy's International Inc.                33,543             597,485
--------------------------------------------------------------------
                                                         202,091,325
--------------------------------------------------------------------
SEMICONDUCTORS - 6.15%
--------------------------------------------------------------------
Advanced Micro Devices Inc.+              45,227           3,493,786
Altera Corp.+                             58,700           5,983,731
Applied Materials Inc.+                  238,236          21,590,138
Conexant Systems Inc.+                    64,150           3,119,294
Intel Corp.                              988,115         132,098,624
KLA-Tencor Corp.+                         54,896           3,214,847
LSI Logic Corp.+                          90,558        $  4,901,452
Micron Technology Inc.+                  163,751          14,420,343
National Semiconductor Corp.+             52,131           2,958,434
Novellus Systems Inc.+                    38,500           2,177,656
Texas Instruments Inc.                   482,776          33,160,677
Xilinx Inc.+                              94,800           7,826,925
--------------------------------------------------------------------
                                                         234,945,907
--------------------------------------------------------------------

SOFTWARE - 7.90%
--------------------------------------------------------------------
Adobe Systems Inc.                        35,326           4,592,380
America Online Inc.+                     677,842          35,756,166
Autodesk Inc.                             17,182             596,001
Automatic Data Processing                185,107           9,914,794
BMC Software Inc.+                        72,084           2,629,942
Citrix Systems Inc.+                      54,640           1,034,745
Computer Associates
  International Inc.                     173,596           8,885,945
Compuware Corp.+                         106,345           1,103,329
First Data Corp.                         121,623           6,035,541
IMS Health Inc.                           87,683           1,578,294
Mercury Interactive Corp.+                23,500           2,273,625
Microsoft Corp.+                       1,552,674         124,213,920
Novell Inc.+                              97,214             899,230
Oracle Corp.+                            837,472          70,399,990
Parametric Technology Corp.+              81,453             895,983
PeopleSoft Inc.+                          81,410           1,363,618
Siebel Systems Inc.+                      58,850           9,625,653
Yahoo! Inc.+                             160,330          19,860,879
--------------------------------------------------------------------
                                                         301,660,035
--------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 4.54%
--------------------------------------------------------------------
ADC Telecommunications Inc.+              99,502           8,345,723
Andrew Corp.+                             23,767             797,680
Comverse Technology Inc.+                 45,050           4,189,650
Lucent Technologies Inc.                 960,833          56,929,355
Motorola Inc.                            634,980          18,454,106
Nortel Networks Corp.                    873,984          59,649,408
QUALCOMM Inc.+                           218,596          13,115,760
Scientific-Atlanta Inc.                   46,946           3,497,477
Tellabs Inc.+                            120,813           8,268,140
--------------------------------------------------------------------
                                                         173,247,299
--------------------------------------------------------------------

TELECOMMUNICATIONS - 0.96%
--------------------------------------------------------------------
Global Crossing Ltd.+                    260,199           6,846,486
Nextel Communications Inc. "A"+          223,764          13,691,560
Sprint Corp. (PCS Group)+                270,013          16,065,774
--------------------------------------------------------------------
                                                          36,603,820
--------------------------------------------------------------------

TELEPHONE - 5.62%
--------------------------------------------------------------------
Alltel Corp.                              93,034           5,762,293
AT&T Corp.                             1,107,175          35,014,417
Bell Atlantic Corp.                      456,085          23,174,819
BellSouth Corp.                          555,119          23,661,947
CenturyTel Inc.                           41,419           1,190,796

S&P 500 INDEX MASTER PORTFOLIO
JUNE 30, 2000 (Unaudited)
Schedule of Investments (Continued)


Security                                 Shares                Value
--------------------------------------------------------------------

TELEPHONE (Continued)
--------------------------------------------------------------------
GTE Corp.                               284,015       $   17,679,934
SBC Communications Inc.               1,003,688           43,409,506
Sprint Corp. (FON Group)                258,680           13,192,680
US West Communications Inc.             149,780           12,843,635
WorldCom Inc.+                          844,758           38,753,273
--------------------------------------------------------------------
                                                         214,683,300
--------------------------------------------------------------------

TEXTILES - 0.00%
--------------------------------------------------------------------
Springs Industries Inc. "A"               5,242              168,727
--------------------------------------------------------------------
                                                             168,727
--------------------------------------------------------------------
TOBACCO - 0.49%
--------------------------------------------------------------------
Philip Morris Companies Inc.            674,720           17,922,250
UST Inc.                                 47,906              703,619
--------------------------------------------------------------------
                                                          18,625,869
--------------------------------------------------------------------

TOYS/GAMES/HOBBIES - 0.06%
--------------------------------------------------------------------
Hasbro Inc.                              50,812              765,356
Mattel Inc.                             125,622            1,656,640
--------------------------------------------------------------------
                                                           2,421,996
--------------------------------------------------------------------
TRANSPORTATION - 0.39%
--------------------------------------------------------------------
Burlington Northern Santa Fe Corp.      126,334            2,897,786
CSX Corp.                                64,427            1,365,047
FedEx Corp.+                             85,557            3,251,166
Kansas City Southern Industries
  Inc.                                   32,841            2,912,586
Norfolk Southern Corp.                  113,050            1,681,619
Union Pacific Corp.                      73,080            2,717,663
--------------------------------------------------------------------
                                                          14,825,867
--------------------------------------------------------------------
TRUCKING & LEASING - 0.01%
--------------------------------------------------------------------
Ryder System Inc.                        17,510              331,596
--------------------------------------------------------------------

                                                             331,596
--------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $2,696,343,153)                                 3,686,190,751
--------------------------------------------------------------------

Security                              Principal                Value

--------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 2.71%
--------------------------------------------------------------------
Federal Home Loan Mortgage
  Corporation Discount Note
  6.42%, 07/05/00++                 $18,395,703       $   18,395,703
Goldman Sachs Financial Square
  Prime Obligation Fund
  6.57%, 07/03/00++                  56,944,870           56,944,870
Short Term Investment Company
  Liquid Assets Portfolio
  6.67%, 07/03/00++                  20,300,000           20,300,000
U.S. Treasury Bills
  5.47%*, 09/21/00+++                 8,150,000            8,047,310
--------------------------------------------------------------------


TOTAL SHORT TERM INSTRUMENTS
(Cost: $103,688,397)                                     103,687,883
--------------------------------------------------------------------




REPURCHASE AGREEMENTS - 3.09%
--------------------------------------------------------------------
Morgan Stanley Tri Party Repurchase
 Agreement, dated 06/30/00, due
 07/03/00, with a maturity value
 of $118,102,909 and an effective
 yield of 6.30%                      118,040,937         118,040,937
--------------------------------------------------------------------

TOTAL REPURCHASE AGREEMENTS
(Cost: $118,040,937)                                     118,040,937
--------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 102.33%
(Cost $2,918,072,487)                                  3,907,919,571
--------------------------------------------------------------------

Other Assets, Less Liabilities - (2.33%)                 (89,114,415)
--------------------------------------------------------------------

NET ASSETS - 100.00%                                  $3,818,805,156
====================================================================
+    NON-INCOME EARNING SECURITIES.
++ REPRESENTS INVESTMENT OF COLLATERAL RECEIVED FROM SECURITIES LENDING TRANSACTIONS. SEE NOTE 4.
+++ THESE U.S. TREASURY BILLS ARE HELD IN SEGREGATED ACCOUNTS IN CONNECTION WITH THE MASTER PORTFOLIO'S HOLDINGS OF S&P 500 INDEX FUTURES CONTRACTS. SEE NOTE 1.
*    YIELD TO MATURITY.


The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (Unaudited)

                                Asset Allocation     Bond Index       Money Market     S&P 500 Index
                                Master Portfolio  Master Portfolio  Master Portfolio  Master Portfolio
------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                 $483,388,662      $458,575,643      $366,132,873    $2,918,072,487
                                    ------------      ------------      ------------    --------------
Investments at market value
 (Note 1)                           $562,748,890      $442,167,182      $366,132,873    $3,907,919,571
Receivables:
 Investment securities sold              811,101         1,040,573                --         7,197,840
 Dividends and interest                3,548,359         7,003,802         1,322,821         3,288,834
 Due from broker - variation
  margin                                   2,522                --                --         1,029,524
 Prepaid expenses                             --                --                --               236
                                    ------------      ------------      ------------    --------------
Total Assets                         567,110,872       450,211,557       367,455,694     3,919,436,005
                                    ------------      ------------      ------------    --------------
LIABILITIES
Payables:
 Investment securities
  purchased                              534,527           999,310                --         4,249,206
 Collateral for securities
  loaned (Note 4)                     14,276,347        22,082,188                --        95,640,573
 Due to Bank                                  --                --                --             2,314
 Due to BGI (Note 2)                     641,052           127,004           101,947           738,756
                                    ------------      ------------      ------------    --------------
Total Liabilities                     15,451,926        23,208,502           101,947       100,630,849
                                    ------------      ------------      ------------    --------------
NET ASSETS                          $551,658,946      $427,003,055      $367,353,747    $3,818,805,156
                                    ============      ============      ============    ==============
------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For The Six Months Ended June 30, 2000 (Unaudited)

                                  Asset Allocation       Bond Index        Money Market      S&P 500 Index
                                  Master Portfolio    Master Portfolio   Master Portfolio  Master Portfolio
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
 Dividends+                            $ 1,889,772        $        --   $             --     $  24,183,203
 Interest++                              6,886,338         15,090,875          8,855,215         3,984,961
                                       -----------        -----------   ----------------     -------------
Total investment income                  8,776,110         15,090,875          8,855,215        28,168,164
                                       -----------        -----------   ----------------     -------------
EXPENSES (Note 2)
 Advisory fees                             953,537            176,216            141,718         1,091,905
                                       -----------        -----------   ----------------     -------------
Total expenses                             953,537            176,216            141,718         1,091,905
                                       -----------        -----------   ----------------     -------------
Net investment income                    7,822,573         14,914,659          8,713,497        27,076,259
                                       -----------        -----------   ----------------     -------------

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net realized gain (loss) on
  sale of investments                   20,219,300         (6,196,688)                22       650,038,851
 Net realized gain (loss) on
  sale of futures contracts               (127,493)                --                 --         2,644,903
 Net change in unrealized
  appreciation
  (depreciation) of
  investments                           (5,062,556)         7,643,158                 --      (701,744,471)
 Net change in unrealized
  appreciation
  (depreciation) of
  futures contracts                       (178,600)                --                 --       (12,365,227)
                                       -----------        -----------   ----------------     -------------
Net gain (loss) on investments          14,850,651          1,446,470                 22       (61,425,944)
                                       -----------        -----------   ----------------     -------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS                       $22,673,224        $16,361,129   $      8,713,519     $ (34,349,685)
                                       ===========        ===========   ================     =============
----------------------------------------------------------------------------------------------------------
+Net of foreign withholding tax of:    $     9,856        $       --    $            --            122,278
++Interest income includes securities
  lending income of:                   $    30,392        $    17,733   $            --      $      90,107
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                        Asset Allocation Master Portfolio
                                             ------------------------------------------------------------
                                                   For the Six
                                                  Months Ended              For the              For the
                                                 June 30, 2000         Period Ended           Year Ended
                                                    (Unaudited)   December 31, 1999*   February 28, 1999
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
 Net investment income                         $     7,822,573        $   13,015,199     $    12,448,266
 Net realized gain (loss)                           20,091,807            95,145,324          54,934,107
 Net change in unrealized
  appreciation (depreciation)                       (5,241,156)          (51,937,791)         25,525,980
                                               ---------------        --------------     ---------------
Net increase (decrease) in net assets
 resulting from operations                          22,673,224            56,222,732          92,908,353
                                               ---------------        --------------     ---------------
Interestholder transactions:
 Contributions                                      51,245,961           124,202,299         172,073,764
 Withdrawals                                       (84,538,221)         (217,170,425)       (201,095,479)
                                               ---------------        --------------     ---------------
Net increase (decrease) in net assets
 resulting from interestholder
 transactions                                      (33,292,260)          (92,968,126)        (29,021,715)
                                               ---------------        --------------     ---------------
Increase (decrease) in net assets                  (10,619,036)          (36,745,394)         63,886,638

NET ASSETS:
Beginning of period                                562,277,982           599,023,376         535,136,738
                                               ---------------        --------------     ---------------
End of period                                  $   551,658,946        $  562,277,982     $   599,023,376
                                               ===============        ==============     ===============
--------------------------------------------------------------------------------------------------------

                                                                             Bond Index Master Portfolio
                                               ---------------------------------------------------------
                                                   For the Six
                                                  Months Ended               For the             For the
                                                 June 30, 2000          Period Ended          Year Ended
                                                    (Unaudited)   December 31, 1999*   February 28, 1999
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
 Net investment income                         $    14,914,659        $   22,243,983     $     7,063,037
 Net realized gain (loss)                           (6,196,688)           (2,713,060)            419,676
 Net change in unrealized
  appreciation (depreciation)                        7,643,158           (22,407,564)         (4,365,016)
                                               ---------------        --------------     ---------------
Net increase (decrease) in net assets
 resulting from operations                          16,361,129            (2,876,641)          3,117,697
                                               ---------------        --------------     ---------------
Interestholder transactions:
 Contributions                                      83,224,962           524,489,703         357,368,335
 Withdrawals                                      (117,026,949)         (478,897,035)        (51,992,277)
                                               ---------------        --------------     ---------------
Net increase (decrease) in net assets
 resulting from interestholder                     (33,801,987)           45,592,668         305,376,058
 transactions                                  ---------------        --------------     ---------------
Increase (decrease) in net assets                  (17,440,858)           42,716,027         308,493,755

NET ASSETS:
Beginning of period                                444,443,913           401,727,886          93,234,131
                                               ---------------        --------------     ---------------
End of period                                  $   427,003,055        $  444,443,913     $   401,727,886
                                               ===============        ==============     ===============

--------------------------------------------------------------------------------


                                                                            Money Market Master Portfolio
                                         ----------------------------------------------------------------
                                                   For the Six
                                                  Months Ended               For the              For the
                                                 June 30, 2000          Period Ended         Period Ended
                                                    (Unaudited)   December 31, 1999*   February 28, 1999*
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
Operations:
 Net investment income                         $     8,713,497        $    9,767,206      $     5,411,548
 Net realized gain (loss)                                   22                 4,552                   --
 Net change in unrealized
  appreciation (depreciation)                               --                    --                   --
                                               ---------------        --------------      ---------------
Net increase (decrease) in net assets
 resulting from operations                           8,713,519             9,771,758            5,411,548
                                               ---------------        --------------      ---------------
Interestholder transactions:
 Contributions                                     514,970,795           343,767,992          257,234,773
 Withdrawals                                      (401,803,829)         (370,712,809)                  --
                                               ---------------        --------------      ---------------
Net increase (decrease) in net assets
 resulting from interestholder
 transactions                                      113,166,966           (26,944,817)         257,234,773
                                               ---------------        --------------      ---------------
Increase (decrease) in net assets                  121,880,485           (17,173,059)         262,646,321

NET ASSETS:
Beginning of period                                245,473,262           262,646,321                   --
                                               ---------------        --------------      ---------------
End of period                                  $   367,353,747        $  245,473,262      $   262,646,321
                                               ===============        ==============      ===============


                                                                          S&P 500 Index Master Portfolio
                                      ------------------------------------------------------------------
                                                  For the Six
                                                 Months Ended                For the             For the
                                                June 30, 2000           Period Ended          Year Ended
                                                   (Unaudited     December 31, 1999*   February 28, 1999
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETSETS
Operations:
 Net investment income                         $    27,076,259        $   52,303,458     $    43,674,276
 Net realized gain (loss)                          652,683,754           170,279,517         181,973,840
 Net change in unrealized
  appreciation (depreciation)                     (714,109,698)          562,095,831         250,798,350
                                               ---------------        --------------     ---------------
Net increase (decrease) in net assets
 resulting from operations                         (34,349,685)          784,678,806         476,446,466
                                               ---------------        --------------     ---------------
Interestholder transactions:
 Contributions                                   1,043,786,832           355,753,442       2,288,411,987
 Withdrawals                                    (2,018,157,017)                   --      (1,431,828,889)
                                               ---------------        --------------     ---------------
Net increase (decrease) in net assets
 resulting from interestholder
 transactions                                     (974,370,185)          355,753,442         856,583,098
                                               ---------------        --------------     ---------------
Increase (decrease) in net assets               (1,008,719,870)        1,140,432,248       1,333,029,564

NET ASSETS:
Beginning of period                              4,827,525,026         3,687,092,778       2,354,063,214
                                               ---------------        --------------     ---------------
End of period                                  $ 3,818,805,156        $4,827,525,026     $ 3,687,092,778
                                               ===============        ==============     ===============

--------------------------------------------------------------------------------
* For the ten months ended December 31, 1999. The Master Porfolio changed its fiscal year end from February 28 to December 31.
** For the period from September 1, 1998 (commencement of operations) to February 28, 1999.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

1.   Significant Accounting Policies

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. MIP was organized on October 20, 1993 as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, and had no operations prior to March 1, 1994. MIP currently issues the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, S&P 500 Index and U.S. Equity Index Master Portfolios.

     These financial statements relate to the Asset Allocation, Bond Index, Money Market and S&P 500 Index Master Portfolios (each, a "Master Portfolio", collectively the "Master Portfolios").

     The following is a summary of significant accounting policies which are consistently followed by the MIP in the preparation of its financial statements, and which are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Security Valuation

     The equity securities of each Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

     The Money Market Master Portfolio uses the amortized cost method of valuation to determine the value of its portfolio securities in accordance with rule 2a-7 under the 1940 Act. The amortized cost method, which involves valuing a security at its cost and accreting or amortizing any discount or premium, respectively over the period until maturity, approximates market value.

     Security Transactions and Income Recognition

     Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Original issue discount and discount on securities purchased, except for the Money Market Master Porfolio, are accreted as interest income using a constant yield to maturity method. Premiums on securities purchased, except for the Money Market Master Portfolio, are amortized as a reduction in interest income using a constant yield to maturity method. The Money Market Master Portfolio amortizes premium and accretes discount on a straight-line basis to maturity.

     Federal Income Taxes

     MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in a Master Portfolio will be taxable on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, each Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)


meets other requirements for such qualification not within the control of the Master Portfolio (e.g. distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

     Futures Contracts

     The Asset Allocation and S&P 500 Index Master Portfolios may purchase long futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Asset Allocation and S&P 500 Index Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Asset Allocation and S&P 500 Index Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Asset Allocation and S&P 500 Index Master Portfolios as unrealized gains or losses. When the contract is closed, the Asset Allocation and S&P 500 Index Master Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Asset Allocation and S&P 500 Index Master Portfolios are required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with long futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

     As of June 30, 2000, the open long futures contracts outstanding were as follows:

                                      Number of                      Expiration             Notional     Net Unrealized
Master Portfolio                      Contracts              Type          Date       Contract Value       Depreciation
-----------------------------------------------------------------------------------------------------------------------
Asset Allocation Master Portfolio             1     S&P 500 Index      09/15/00         $    367,025      $      (7,475)
S&P 500 Index Master Portfolio              346     S&P 500 Index      09/15/00          126,990,650         (2,492,652)

     The Asset Allocation and the S&P 500 Index Master Portfolios have pledged to brokers U.S. Treasury Bills for initial margin requirements with a par value of $550,000 and $8,150,000, respectively.

     Repurchase Agreements

     Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Master Portfolio's Schedule of Investments. The advisor to the Master Portfolio may pool each Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. Each Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the advisor's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than the repurchase price.

     The repurchase agreements entered into on June 30, 2000 by the Master Portfolios were fully collateralized by U.S. Government obligations as follows:

                                                 U.S Government Obligations
                                     ------------------------------------------------------
                                                                                  Aggregate
Master Portfolio                     Interest Rate        Maturity Date        Market Value
-------------------------------------------------------------------------------------------
Asset Allocation Master Portfolio       6.50%                08/15/05        $    4,655,555
Bond Index Master Portfolio             6.50                 08/15/05             5,565,975
Money Market Master Portfolio           5.63                 02/15/06                 9,910
S&P 500 Index Master Portfolio       4.88 - 5.75        11/15/00 - 03/31/01     120,411,574

2.   Agreements and Other Transactions with Affilitates

    Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is entitled to receive 0.35%, 0.08%, 0.10% and 0.05% of the average daily net assets of the Asset Allocation, Bond

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)

Index, Money Market and S&P 500 Index Master Portfolios, respectively, as compensation for advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC.

     Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as Sub-Administrator of each Master Portfolio.

     Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolios.

     The MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolios, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolios. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

     Certain officers and trustees of MIP are also officers of Stephens. As of June 30, 2000 these officers of Stephens collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.

3.   Investment Portfolio Transactions

    Purchases and sales of investments, exclusive of short-term securities, for each Master Portfolio for the six-months ended June 30, 2000 were as follows:

                                                 Asset Allocation            Bond Index       S&P 500 Index
Aggregate Purchases and Sales of:                Master Portfolio      Master Portfolio    Master Portfolio
-----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
Purchases at cost                                $            --       $     52,931,514    $            --
Sales proceeds                                                --             77,259,287                 --

OTHER SECURITIES:
Purchases at cost                                $    140,141,996      $     42,950,493    $    166,532,696
Sales proceeds                                        159,194,043            36,707,378       1,076,048,259

     As of June 30, 2000, the Master Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                                          Net Unrealized
                                                  Tax          Unrealized     Unrealized    Appreciation
Master Portfolio                                 Cost        Appreciation   Depreciation  (Depreciation)
--------------------------------------------------------------------------------------------------------
Asset Allocation Master Portfolio      $  483,388,662     $   102,079,704 $ (22,719,476)  $   79,360,228
Bond Index Master Portfolio               458,575,643           1,419,317   (17,827,778)     (16,408,461)
S&P 500 Index Master Portfolio          2,918,072,487       1,241,324,604  (251,477,520)     989,847,084

4.   Portfolio Securities Loaned

    As of June 30, 2000 certain Master Portfolios had loaned securities which were collateralized by U.S Government Agency obligations and money market mutual funds. Each Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The value of the securities on loan and the value of the related collateral were as follows:

                                                       Value of         Value of
Master Portfolio                                     Securities       Collateral
--------------------------------------------------------------------------------
Asset Allocation Master Portfolio                   $13,871,120      $14,276,347
Bond Index Master Portfolio                          21,525,993       22,082,188
S&P 500 Index Master Portfolio                       92,268,933       95,640,573

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)

5.   Financial Highlights

    The ratios of expenses to average net assets, net investment income to average net assets and portfolio turnover rates, excluding short-term securities, for the Master Portfolios were as follows:

                                                                   Six                For the         For the
                                                          Months Ended           Period Ended      Year Ended
                                                         June 30, 2000           December 31,    February 28,
                                                           (Unaudited)                  1999*            1999
-------------------------------------------------------------------------------------------------------------
Asset Allocation Master Portfolio
  Ratio of expenses to average net assets+                        0.35%                  0.35%           0.35%
  Ratio of net investment income to average net assets+           2.87%                  2.75%           2.24%
  Portfolio turnover rate                                           26%                    39%             33%
Bond Index Master Portfolio
  Ratio of expenses to average net assets+                        0.08%                  0.08%           0.08%
  Ratio of net investment income to average net assets+           6.77%                  6.44%           6.31%
  Portfolio turnover rate                                           22%                    25%             28%
Money Market Master Portfolio
  Ratio of expenses to average net assets+                        0.10%                  0.10%           0.10%++
  Ratio of net investment income to average net assets+           6.16%                  5.23%           5.17%++
S&P 500 Index Master Portfolio
  Ratio of expenses to average net assets+                        0.05%                  0.05%           0.05%
  Ratio of net investment income to average net assets+           1.24%                  1.44%           1.61%
  Portfolio turnover rate                                            4%                     7%             11%
-------------------------------------------------------------------------------------------------------------

 * For the ten months ended December 31, 1999. The Master Portfolios changed their fiscal year-ends from February 28 to December 31.
 +  Annualized For Period Less Than One Year.
++ For the period from September 1, 1998 (commencement of operations) to February 28, 1999.

                                           Barclays Global Investors Funds, Inc.
                                           c/o Investors Bank and Trust Co.
                                           200 Claredon Street
                                           Boston, MA 02116


                                           BGI/SAR.6/00